SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [x]
Filed by a Party other than the Registrant [_]

Check the appropriate box:
[_]  Preliminary Proxy Statement                  [_] Soliciting Material Under Rule
[_]  Confidential, For Use of the                        14a-12
       Commission Only (as permitted
       by Rule 14a-6(e)(2))
[x]  Definitive Proxy Statement
[_]  Definitive Additional Materials

MUELLER INDUSTRIES, INC.
------------------------------------------------------------------------------------------------------------------------------------------------------

(Name of Registrant as Specified In Its Charter)

------------------------------------------------------------------------------------------------------------------------------------------------------

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[x]  No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)  Title of each class of securities to which transaction applies:
____________________________________________________________________________________
2)  Aggregate number of securities to which transaction applies:
3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
4)  Proposed maximum aggregate value of transaction:
____________________________________________________________________________________
5)  Total fee paid:
[_] Fee paid previously with preliminary materials:
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
____________________________________________________________________________________
      1) Amount previously paid:
____________________________________________________________________________________
      2) Form, Schedule or Registration Statement No.:
____________________________________________________________________________________
      3) Filing Party:
____________________________________________________________________________________
      4) Date Filed:

MUELLER INDUSTRIES, INC.
8285 Tournament Drive, Suite 150
Memphis, Tennessee 38125
Telephone (901) 753-3200
_________________________

Notice of Annual Meeting of
Stockholders to be Held
May 7, 2009
_________________________

To the Stockholders of
Mueller Industries, Inc.

     The Annual Meeting of Stockholders of Mueller Industries, Inc. (the “Company” or “Mueller”), will be held at the Company’s headquarters at 8285 Tournament Drive, Suite 150, Memphis, Tennessee 38125 on Thursday, May 7, 2009, at 10:00 A.M. local time, for the following purposes:

1.	To elect seven directors, each to serve until the next annual meeting of stockholders (tentatively scheduled for May 6, 2010) or until his successor is elected and qualified;

2.	To consider and act upon a proposal to approve the appointment of Ernst & Young LLP, independent registered public accountants, as auditors of the Company for the fiscal year ending December 26, 2009;

3.	To consider and act upon a proposal to approve the Mueller Industries, Inc. 2009 Stock Incentive Plan which allows for the issuance of a maximum of 750,000 shares of common stock;

4.	To consider and act upon a stockholder proposal regarding board membership, if properly presented at the Annual Meeting; and

5.	To consider and transact such other business as may properly be brought before the Annual Meeting and any adjournment(s) thereof.

     Only stockholders of record at the close of business on March 9, 2009, will be entitled to notice of and vote at the Annual Meeting or any adjournment(s) thereof. A complete list of stockholders entitled to vote at the Annual Meeting will be prepared and maintained at the Company’s corporate headquarters at 8285 Tournament Drive, Suite 150, Memphis, Tennessee 38125. This list will be available for inspection by stockholders of record during normal business hours for a period of at least 10 days prior to the Annual Meeting.

     IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING REGARDLESS OF THE SIZE OF YOUR HOLDINGS. WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING IN PERSON, WE URGE YOU TO MARK, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED SELF-ADDRESSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

Gary C. Wilkerson
Corporate Secretary

March 26, 2009

TABLE OF CONTENTS

SOLICITATION OF PROXIES	1
VOTING SECURITIES	2
PRINCIPAL STOCKHOLDERS	3
ELECTION OF DIRECTORS	4
OWNERSHIP OF COMMON STOCK BY DIRECTORS AND EXECUTIVE
OFFICERS AND INFORMATION ABOUT DIRECTOR NOMINEES	5
Meetings and Committees of the Board of Directors	9
CORPORATE GOVERNANCE	11
Director Independence	11
Independent Directors	13
Audit Committee	13
Compensation Committee	14
Nominating and Corporate Governance Committee	14
Compensation Committee Interlocks and Insider Participation	16
Corporate Governance Guidelines	17
Code of Business Conduct and Ethics	17
Policies and Procedures for Approval of Related Party Transactions	17
Directors’ Attendance at Annual Meetings of Stockholders	18
Communication With the Board of Directors	18
COMPENSATION DISCUSSION AND ANALYSIS	19
SUMMARY COMPENSATION TABLE FOR 2008	28
2008 GRANTS OF PLAN BASED AWARDS TABLE	30
OUTSTANDING EQUITY AWARDS AT FISCAL 2008 YEAR-END	31
2008 OPTION EXERCISES	32
POTENTIAL PAYMENTS UNDER EMPLOYMENT AND CONSULTING
AGREEMENTS AS OF THE END OF 2008	38
2008 DIRECTOR COMPENSATION	38
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS	39
REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF
DIRECTORS ON EXECUTIVE COMPENSATION	40
EQUITY COMPENSATION PLAN INFORMATION	41
APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	41
PROPOSAL TO APPROVE THE 2009 STOCK INCENTIVE PLAN	43
STOCKHOLDER PROPOSAL REGARDING BOARD MEMBERSHIP	50
STOCKHOLDER NOMINATIONS FOR BOARD MEMBERSHIP AND OTHER
PROPOSALS FOR 2010 ANNUAL MEETING	53
OTHER MATTERS TO COME BEFORE THE ANNUAL MEETING	54
SECTION 16(a) BENEFICIAL OWNERSHIP COMPLIANCE REPORTING	54
OTHER INFORMATION	54
NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS	55
HOUSEHOLDING OF ANNUAL MEETING MATERIALS	56

MUELLER INDUSTRIES, INC.
8285 Tournament Drive, Suite 150
Memphis, Tennessee 38125
Telephone (901) 753-3200
_____________________________

PROXY STATEMENT

Annual Meeting of Stockholders
May 7, 2009
_____________________________

SOLICITATION OF PROXIES

     The accompanying proxy is solicited by the Board of Directors of Mueller Industries, Inc., a Delaware corporation (the “Company”), for use at the annual meeting of stockholders (the “Annual Meeting”) to be held at the Company’s headquarters at 8285 Tournament Drive, Suite 150, Memphis, Tennessee 38125, on Thursday, May 7, 2009, at 10:00 A.M. local time, or at any adjournment(s) thereof.

     This Proxy Statement, together with the Company’s Annual Report for the fiscal year ended December 27, 2008, is first being mailed to stockholders on or about March 26, 2009. Pursuant to rules recently adopted by the Securities and Exchange Commission, the Company is providing access to its proxy materials over the Internet at http://www.proxyvote.com.

     When a proxy card is returned properly signed, the shares represented thereby will be voted in accordance with the stockholder’s directions appearing on the card. If the proxy card is signed and returned without directions, the shares will be voted for the nominees named herein and in accordance with the recommendations of the Company’s Board of Directors as set forth herein. The discretion granted in the accompanying proxy card includes the authority to vote on all additional matters properly coming before the Annual Meeting as the persons named in the proxy deem appropriate. A stockholder giving a proxy may revoke it at any time before it is voted at the Annual Meeting by giving written notice to the secretary of the Annual Meeting or by casting a ballot at the Annual Meeting. Votes cast by proxy or in person at the Annual Meeting will be tabulated by election inspectors appointed for the Annual Meeting. The election inspectors will also determine whether a quorum is present. The holders of a majority of the shares of common stock, $.01 par value per share (“Common Stock”), outstanding and entitled to vote who are present either in person or represented by proxy will constitute a quorum for the Annual Meeting. The election inspectors will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but as unvoted for purposes of determining the approval of any matter submitted. If a broker indicates on a proxy that it does not have discretionary authority as to certain shares to vote on a particular matter (i.e., a “broker non-vote”), those shares will not be considered as present and entitled to vote with respect to that matter, but will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum. A broker is entitled to vote shares held for a beneficial owner on routine matters, such as the election of directors and the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm, without instructions from the beneficial owner of those shares; on the other hand, a broker may not be entitled to vote shares held for a beneficial owner on certain non-routine items, such as the stockholder proposal and the approval of the stock incentive plan, absent instructions from the beneficial owners of such shares.

     The cost of soliciting proxies will be borne by the Company. In addition to solicitation by mail, directors, officers and employees of the Company may solicit proxies by telephone or otherwise. The Company has also retained MacKenzie Partners, Inc. to provide proxy solicitation services for a fee of approximately $20,000 plus reimbursement of its out-of-pocket expenses. The Company will reimburse brokers or other persons holding stock in their names or in the names of their nominees for their charges and expenses in forwarding proxies and proxy material to the beneficial owners of such stock.

VOTING SECURITIES

     The Company had 37,143,163 shares of Common Stock outstanding at the close of business on March 9, 2009, which are the only securities of the Company entitled to be voted at the Annual Meeting. The record holder of each share of Common Stock is entitled to one vote on each matter that may properly be brought before the Annual Meeting. Only stockholders of record at the close of business on March 9, 2009 will be entitled to notice of, and to vote at, the Annual Meeting. The Company’s Restated Certificate of Incorporation and Amended and Restated Bylaws (“Bylaws”) do not provide for cumulative voting for the election of directors.

PRINCIPAL STOCKHOLDERS

     As of March 9, 2009, the following parties were known by the Company to be the “beneficial owner” of more than five percent of the Common Stock:

Shares Beneficially
Name and Address of Beneficial Owner	Owned	Percent of Class
Franklin Resources, Inc.	2,616,300(1)	7.04%(2)
One Franklin Parkway
San Mateo, CA 94403-1906
Barclays Global Investors, NA	2,604,420(3)	7.01%(2)
45 Fremont Street
San Francisco, CA 94105
Wells Fargo & Company	2,114,668(4)	5.69%(2)
420 Montgomery Street
San Francisco, CA 94163
____________________

(1)	This information is based on a Schedule 13G/A filed by Franklin Resources, Inc. (“FRI”) with the Securities and Exchange Commission on February 5, 2009. In the Schedule 13G/A, FRI reported that, with respect to the Company’s Common Stock, the shares shown in the table above were beneficially owned by one or more open or closed-end investment companies or other managed accounts that are investment management clients of investment managers that are direct and indirect subsidiaries of FRI. The Schedule 13G/A reported that the investment management subsidiaries of FRI have investment and/or voting power over the securities owned by their investment management clients. Accordingly, such subsidiaries may be deemed to be the beneficial owner of the shares shown in the table. The Schedule 13G/A reported that Charles B. Johnson and Rupert H. Johnson, Jr. (the “FRI Principal Stockholders”) (each of whom has the same business address as FRI) each own in excess of 10% of the outstanding common stock of FRI and are the principal stockholders of FRI and may be deemed to be the beneficial owners of securities held by persons and entities for whom or for which the investment management subsidiaries of FRI provide investment management services. The Schedule 13G/A reported that one of the investment management subsidiaries, Franklin Advisory Services, LLC (whose address is One Parker Plaza, 9th Floor, Fort Lee, New Jersey 07024), has sole voting and dispositive power with respect to 2,542,000 and 2,606,300, respectively, of the shares shown. FRI, the FRI Principal Stockholders and the investment management subsidiaries of FRI disclaim any pecuniary interest or beneficial ownership in the shares shown in the table above and indicate that they are of the view that they are not acting as a “group” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

(2)	The percent of class shown was based on the shares of Common Stock reported on the Schedule 13G or 13G/A and the total number of shares outstanding as of December 27, 2008. The difference in the total number of shares outstanding on December 27, 2008 and March 9, 2009 does not materially affect the percentage of ownership of the class.

(3)	This information is based on a Schedule 13G/A filed by Barclays Global Investors, NA with the Securities and Exchange Commission on February 5, 2009. The Schedule 13G was also filed by Barclays Global Fund Advisors, with the same address as Barclays Global Investors, NA; Barclays Global Investors, Ltd., 1 Royal Mint Court, London, EC3N 4HH; Barclays Global Investors Japan Limited, 1-1-39 Hiroo Shibuya-Ku, Tokyo 1500-0012 Japan; Barclays Global Investors Canada Limited, Brookfield Place 161 Bay Street, Suite 2500, P.O. Box 614, Toronto, Ontario, Canada, M5J 2S1; Barclays Global Investors Australia Limited, Level 43, Grosvenor Place, 225 George Street, P.O. Box N43, Sydney, Australia, NSW 1220; and Barclays Global Investors (Deutschland) AG, Apianstrasse 6, D-85774, Unterfohring, Germany.

(4)	This information is based on a Schedule 13G filed by Wells Fargo & Company on January 29, 2009 with the Securities and Exchange Commission. Wells Fargo & Company filed this Schedule 13G as it is a parent holding company or control person of its indirect subsidiary, Evergreen Investment Management Company, LLC.

ELECTION OF DIRECTORS

     The size of the Company’s Board of Directors is currently seven directors. The Board of Directors proposes to elect the following seven persons, each as nominated by the Board of Directors, at the Annual Meeting to serve (subject to the Company’s Bylaws) as directors of the Company until the next Annual Meeting (tentatively scheduled for May 6, 2010), or until the election and qualification of their successors: Alexander P. Federbush, Paul J. Flaherty, Gennaro J. Fulvio, Gary S. Gladstein, Scott J. Goldman, Terry Hermanson, and Harvey L. Karp (collectively, the “Nominees”). If any such person should be unwilling or unable to serve as a director of the Company, which is not anticipated, the persons named in the proxy will vote the proxy for substitute nominees selected by them unless the number of directors has been reduced to the number of nominees willing and able to serve.

     Directors are elected by a plurality of the votes cast. “Plurality” means that the individuals who receive the greatest number of votes cast “For” are elected as directors up to the maximum number of directors to be chosen at the Annual Meeting. Consequently, any shares not voted “For” a particular director (whether as a result of a direction to withhold or a broker non-vote) will not be counted in such director’s favor.

THE BOARD OF DIRECTORS UNANIMOUSLY
RECOMMENDS THAT STOCKHOLDERS VOTE THEIR
SHARES FOR EACH OF THE NOMINEES.

OWNERSHIP OF COMMON STOCK BY DIRECTORS AND EXECUTIVE
OFFICERS AND INFORMATION ABOUT DIRECTOR NOMINEES

     The following table sets forth, as of March 9, 2009, information about the 1,014,888 shares of Common Stock (calculated based on 37,143,163 shares outstanding) beneficially owned by each of the Company’s current directors, nominees for director, executive officers and named executive officers. The “named executive officers” are those individuals set forth in the “Summary Compensation Table for 2008” included herein. Unless otherwise indicated, all directors, nominees for director, executive officers and named executive officers have sole voting and investment power with respect to the shares of Common Stock reported. The table and the accompanying footnotes set forth the foregoing persons’ current positions with the Company, principal occupations and employment over the preceding five years, age and directorships held in certain other publicly-owned companies.

	Common Stock
	Beneficially
	Owned as of	Percent of
Principal Occupation, Employment, etc.	March 9, 2009	Class
Alexander P. Federbush	11,000	*
Director of the Company since February 17, 2005; age 66 (1)
Paul J. Flaherty	4,000	*
Director of the Company since August 2, 2007; age 69 (2)
Gennaro J. Fulvio	18,336	*
Director of the Company since May 9, 2002; age 52 (3)
Gary S. Gladstein	35,848	*
Director of the Company since July 1, 2000; Director of Jos. A.
Bank Clothiers, Inc. and IRSA Inversiones Y Representaciones S.A.;
age 64 (4)
Scott J. Goldman	2,000	*
Director of the Company since January 1, 2008; age 56 (5)
Terry Hermanson	12,112	*
Director of the Company since February 13, 2003; age 66 (6)
Harvey L. Karp	241,886	*
Chairman of the Board of Directors since October 8, 1991;
Director since August 1991; age 81

	Common Stock
	Beneficially
	Owned as of	Percent of
Principal Occupation, Employment, etc.	March 9, 2009	Class
Gregory L. Christopher	209,218	*
Chief Executive Officer of the Company since October 30, 2008;
age 46 (7)
Richard W. Corman	45,033	*
Vice President-Controller of the Company since October 28, 2004;
age 52 (8)
Roy C. Harris	39,660	*
Vice President and Chief Information Officer of the Company since
December 19, 2006; age 66 (9)
Jeffrey A. Martin	15,714	*
Vice President - Finance & Corporate Development since
August 1, 2008; age 42 (10)
Kent A. McKee	237,526	*
Executive Vice President of the Company since October 13, 2005;
Chief Financial Officer of the Company since April 1, 1999;
age 48 (11)
James H. Rourke	109,555	*
President-Industrial Products Division of the Company since
December 27, 2003; General Manager-Rod since January 29, 2002;
age 60 (12)
Larry J. Stoddard	10,000	*
Former President-Standard Products Distribution Business of the Company
since February 19, 2008; age 49 (13)
Gary C. Wilkerson	23,000	*
Vice President, General Counsel and Secretary of the Company since
May 2, 2005; age 62 (14)
Executive Officers and Directors as a Group	1,014,888	2.69%**
____________________

*	Less than 1%

**	Includes 605,485 shares of Common Stock which are subject to currently exercisable stock options held by executive officers and directors of the Company.

(1)	Mr. Federbush served as the President of the Queens West Development Corp., a subsidiary of the Empire State Development Corporation, a public-benefit corporation that is a joint venture among New York State, New York City and the Port Authority of New York and New Jersey, for more than the past five years until his departure from the corporation on December 31, 2007. Mr. Federbush has served as a director of The Varick Realty Group since 1970, including as Chairman since 1976. The number of shares of Common Stock beneficially owned by Mr. Federbush includes (i) 2,000 shares of Common Stock owned by Mr. Federbush’s spouse, (ii) 1,000 shares of Common Stock owned by a corporation in which Mr. Federbush is an officer and (iii) 8,000 shares of Common Stock which are subject to currently exercisable stock options.

(2)	Mr. Flaherty has been a member of the Advisory Board of Aon Risk Services, Inc., a subsidiary of Aon Corporation (“Aon”), the global insurance and risk management firm, since 2001. The number of shares of Common Stock beneficially owned by Mr. Flaherty includes 2,000 shares of Common Stock which are subject to currently exercisable stock options.

(3)	Mr. Fulvio has been a member of Fulvio & Associates, LLP, Certified Public Accountants (formerly Speer & Fulvio, LLP), since 1987. The number of shares of Common Stock beneficially owned by Mr. Fulvio includes 11,112 shares of Common Stock which are subject to currently exercisable stock options and 7,224 shares of Common Stock which are owned by Mr. Fulvio’s spouse.

(4)	Mr. Gladstein previously served as a director of the Company from 1990 to 1994. Mr. Gladstein is currently an independent investor and consultant. From the beginning of 2000 to August 31, 2004, Mr. Gladstein was a Senior Consultant at Soros Fund Management. He was Chief Operating Officer at Soros Fund Management from 1985 until his retirement at the end of 1999. The number of shares of Common Stock beneficially owned by Mr. Gladstein includes 11,112 shares of Common Stock which are subject to currently exercisable stock options.

(5)	Mr. Goldman has served as the co-founder and Chief Executive Officer of TextPower, Inc., which creates business solutions by using a proprietary library of vertical market text messaging software, since February 17, 2009. From 1987 to February 17, 2009, Mr. Goldman served as founder and principal of the Goldman Group, a company that works with Fortune 500 companies in developing and operating wireless systems. The number of shares of Common Stock beneficially owned by Mr. Goldman includes 2,000 shares of Common Stock which are subject to currently exercisable stock options.

(6)	Mr. Hermanson has been the principal and President of Mr. Christmas, Inc., a wholesale merchandising company, for more than the last five years. The number of shares of Common Stock beneficially owned by Mr. Hermanson includes 11,112 shares of Common Stock which are subject to currently exercisable stock options.

(7)	Mr. Christopher served as (i) Chief Operating Officer from October 25, 2007 until October 30, 2008, (ii) President of the Standard Products Division from October 13, 2005 until October 25, 2007, and (iii) Vice President of Sales-Standard Products Division of

the Company for more than five years prior to October 13, 2005. The number of shares of Common Stock beneficially owned by Mr. Christopher includes (i) 159,255 shares of Common Stock which are subject to currently exercisable stock options, and (ii) 900 shares of Common Stock owned jointly between Mr. Christopher and his spouse.

(8)	Mr. Corman served as the Company’s Corporate Controller for more than five years prior to October 28, 2004. The number of shares of Common Stock beneficially owned by Mr. Corman includes 33,807 shares of Common Stock which are subject to currently exercisable stock options.

(9)	Mr. Harris served (i) as Vice President and Chief Information Officer of the Standard Products Division of the Company from October 13, 2005 until December 19, 2006, (ii) as Vice President and Chief Information Officer of the Company from July 5, 2000 until October 13, 2005, (iii) as Division Manager of the Company’s Standard Products Division from May 1, 1997 through July 5, 2000 and (iv) as Controller, Standard Products Division, from December 1995 to May 1, 1997. The number of shares of Common Stock beneficially owned by Mr. Harris includes 24,668 shares of Common Stock which are subject to currently exercisable stock options.

(10)	Mr. Martin served (i) as Vice President-Operations, Standard Products Division of the Company from November 20, 2006 to August 1, 2008, (ii) as Vice President-Finance of the Company from October 28, 2004 to November 20, 2006, (iii) as Director of Corporate Finance of the Company from January 1, 2002 to October 28, 2004, (iv) as Manager of Corporate Finance of the Company from January 1, 2001 to December 31, 2001, (v) as Manager of Corporate Accounting of the Company from January 15, 1996 to December 31, 2000 and (vi) as a Manager and other positions in audit services with PricewaterhouseCoopers LLP, a public accounting firm, from September 1989 to January 1996. The number of shares of Common Stock beneficially owned by Mr. Martin includes 15,714 shares of Common Stock which are subject to currently exercisable stock options.

(11)	Mr. McKee served (i) as Vice President of the Company from February 11, 1999 until October 13, 2005, (ii) as Vice President-Business Development/Investor Relations of the Company from December 14, 1995 to February 11, 1999, (iii) as Treasurer of the Company from November 8, 1991 to December 14, 1995 and (iv) as Assistant Secretary of the Company from August 28, 1991 to December 14, 1995. The number of shares of Common Stock beneficially owned by Mr. McKee includes 191,376 shares of Common Stock which are subject to currently exercisable stock options.

(12)	Mr. Rourke served (i) as Vice President-Industrial Products Division of the Company from December 14, 1995 to December 27, 2003, (ii) as Vice President and General Manager-Industrial Division of the Company from November 4, 1993 to December 14, 1995 and (iii) prior thereto as Vice President and General Manager, Industrial Products, for Mueller Brass Co. in Port Huron, Michigan. The number of shares of Common Stock beneficially owned by Mr. Rourke includes 102,329 shares of Common Stock which are subject to currently exercisable stock options.

(13)	As previously reported by the Company, Mr. Stoddard is no longer employed by the Company, effective March 16, 2009. Prior to joining the Company in 2008, Mr. Stoddard served in various executive positions for Wolseley plc (“Wolseley”) for the past 26 years. Most recently, Mr. Stoddard served (i) as the Chief Operations Officer of Wolseley from January 2006 until his hiring by the Company, (ii) as Senior Vice President of Business Development of Wolseley from 2005-2006, (iii) as Senior Vice President of Business Development for Wolseley North America from 2005-2006 and (iv) as Senior Vice President of Branch Operation of Ferguson Enterprises, a Wolseley company, from 2001 until 2005. The number of shares of Common Stock beneficially owned by Mr. Stoddard includes 10,000 shares of Common Stock which are subject to currently exercisable stock options.

(14)	Mr. Wilkerson served (i) as Of Counsel to the Memphis law firm of Pietrangelo Cook, LLP from April 2002 to May 2005 and (ii) as Vice President and General Counsel for Louisiana-Pacific Corporation from 1997 to January 2002. The number of shares of Common Stock beneficially owned by Mr. Wilkerson includes 23,000 shares of Common Stock which are subject to currently exercisable stock options.

Meetings and Committees of the Board of Directors

     During 2008, the Board of Directors held five meetings and acted by written consent on one occasion. The Board of Directors established a standing Audit Committee and a Compensation Committee at its organizational meeting on February 13, 1991. On May 13, 1991, the Board of Directors created two committees (the “Plan Committees”) to be responsible for administering the Company’s 1991 Employee Stock Purchase Plan and the Company’s 1991 Incentive Stock Option Plan. On November 16, 1993, the Board of Directors established a standing Nominating Committee. On May 12, 1994, the Board of Directors created two committees to be responsible for administering the Company’s 1994 Stock Option Plan and the Company’s 1994 Non-Employee Director Stock Option Plan, on February 12, 1998 created a committee to be responsible for administering the Company’s 1998 Stock Option Plan and on February 12, 2002 created a committee to be responsible for administering the Company’s 2002 Stock Option Plan (collectively, the “Option Plan Committees”). On February 12, 2004, the Board of Directors changed the name of the Nominating Committee to the Nominating and Corporate Governance Committee. During 2008, no director attended fewer than 75% of the total number of meetings of the Board and all committees on which he served.

     The Audit Committee is composed of three directors who are not officers or employees of the Company: Gennaro J. Fulvio (Chairman), Alexander P. Federbush and Gary S. Gladstein. Each member of the Audit Committee has been determined by the Board of Directors to meet the standards for independence required of audit committee members by the New York Stock Exchange (the “NYSE”) and applicable SEC rules. For more information on the NYSE standards for independence, see “Corporate Governance-Director Independence” in this Proxy Statement. The Board of Directors has further determined that (i) all members of the Audit Committee are financially literate and (ii) Gary S. Gladstein and Gennaro J. Fulvio each possess accounting and related financial management expertise within the meaning of the listing standards of the NYSE, and are each audit committee financial experts within the meaning of applicable SEC rules. The Audit Committee (i) appoints the Company’s independent accountants, (ii) reviews and approves any major change in the Company’s accounting policies, (iii) reviews the scope and results of the independent audit, (iv) reviews and considers the independence of the accountants, (v) reviews the effectiveness of the Company’s internal audit procedures and personnel, (vi) reviews the Company’s policies and procedures for compliance with disclosure requirements concerning conflicts of interest and the prevention of unethical, questionable or illegal payments and (vii) makes such reports and recommendations to the Board of Directors as it may deem appropriate. The Audit Committee held seven formal meetings during the last fiscal year, all of which were attended by the Company’s independent auditors. At such meetings, the Audit Committee discussed the scope and results of the annual audit and issues of accounting policy and internal controls.

     The Compensation Committee is composed of three directors who are not officers or employees of the Company: Terry Hermanson (Chairman), Paul J. Flaherty and Gary S. Gladstein. Each member of the Compensation Committee has been determined by the Board of Directors to meet the NYSE’s standards for independence. These same directors also serve as members of the Plan Committee and the Option Plan Committees. The Compensation Committee (i) provides assistance to the Board of Directors in discharging the Board of Directors’ responsibilities relating to management organization, performance, compensation and succession and (ii) makes such recommendations to the Board of Directors as it deems appropriate. During the fiscal year 2008, the Compensation Committee and the Option Plan Committee held six formal meetings.

     The Nominating and Corporate Governance Committee is composed of three directors who are not officers or employees of the Company: Alexander P. Federbush (Chairman), Gennaro J. Fulvio and Scott J. Goldman. Each member of the Nominating and Corporate Governance Committee has been determined by the Board of Directors to meet the NYSE’s standards for independence. The Nominating and Corporate Governance Committee is responsible for the recommendation to the Board of Directors of director nominees for election to the Board of Directors. In addition, the Nominating and Corporate Governance Committee is responsible for recommending committee assignments and responsibilities to the Board of Directors, overseeing the evaluation of Board of Directors and management effectiveness, developing and recommending to the Board of Directors corporate governance guidelines, and generally advising the Board of Directors on corporate governance and related matters. The Nominating and Corporate Governance Committee held two formal meetings during fiscal year 2008.

CORPORATE GOVERNANCE

     The Company operates within a comprehensive plan of corporate governance for the purpose of defining independence, assigning responsibilities, setting high standards of professional and personal conduct and assuring compliance with such responsibilities and standards. The Company regularly monitors developments in the area of corporate governance. In July 2002, Congress passed the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley”) which, among other things, established, or provided the basis for, a number of new corporate governance standards and disclosure requirements. In addition, following the passage of Sarbanes-Oxley, the NYSE adopted changes to its corporate governance and listing requirements.

Director Independence

     The standards relied upon by the Board of Directors in affirmatively determining whether a director is “independent,” in compliance with the rules of the NYSE, are comprised, in part, of those objective standards set forth in the NYSE rules, which generally provide that (a) a director who is an employee, or whose immediate family member (defined as a spouse, parent, child, sibling, father- and mother-in-law, son- and daughter-in-law and anyone, other than a domestic employee, sharing the director’s home) is an executive officer of the Company, would not be independent for a period of three years after termination of such relationship; (b) a director who has received, or whose immediate family member has received, during any twelve-month period within the last three years, more than $120,000 per year in direct compensation from the Company, except for certain permitted payments, would not be independent; (c) a director or an immediate family member who is a current partner of a firm that is the Company’s internal or external auditor, a director who is a current employee of such a firm, a director who has an immediate family member who is a current employee of such a firm and who personally works on the Company’s audit, or a director or an immediate family member who was within the last three years (but is no longer) a partner or employee of such a firm and personally worked on the Company’s audit within that time would not be independent; (d) a director or an immediate family member who is, or has been within the last three years, employed as an executive officer of another company where any of the Company’s present executive officers at the same time serves or served on the other company’s compensation committee would not be independent; and (e) a director who is a current employee, or an immediate family member is a current executive officer, of a company that has made payments to, or received payments from, the Company for property or services in an amount which, in any of the last three fiscal years, exceeds the greater of $1 million, or 2% of such other company’s consolidated gross revenues, would not be independent. In addition to these objective standards and in compliance with NYSE rules, no director will be considered independent who has any other material relationship with the Company that could interfere with the director’s ability to exercise independent judgment. The Board of Directors exercises appropriate discretion in identifying and evaluating the materiality of any relationships directors may have with the Company.

     The Board of Directors, in applying the above-referenced standards and after considering all of the relevant facts and circumstances, has affirmatively determined that the Company’s current “independent” directors are: Alexander P. Federbush, Paul J. Flaherty, Gennaro J. Fulvio, Gary S. Gladstein, Scott J. Goldman and Terry Hermanson. In the course of the Board of Director’s determination regarding the independence of each non-management director, the Board considered for:

  Mr. Flaherty, the fact that the Company has utilized certain services of Aon and its affiliates, but recognizing the arms’ length nature of such transactions, the absence of any managerial role or specific pecuniary interest of Mr. Flaherty in such matters, and the de minimis percentage such transactions represented in respect of the annual revenues and assets of each of those companies; and

  Mr. Goldman, the fact that Mr. Goldman is married to the niece of Harvey L. Karp, the Chairman of the Board, but recognizing the distance of this relationship.

Independent Directors

  A majority of the members of the Company’s Board of Directors have been determined to meet the NYSE’s standards for independence. See “Director Independence” above.

  The Company’s Corporate Governance Guidelines provide that the Company’s non-management directors shall hold annually at least two formal meetings independent from management. The non-management directors will choose a non-management director, as appropriate, to preside at these executive sessions of the Board of Directors.

Audit Committee

  All members of the Audit Committee have been determined to meet the standards of independence required of audit committee members by the NYSE and applicable SEC rules. See “Director Independence” above.

  In accordance with the rules and regulations of the SEC, the above paragraph regarding the independence of the members of the Audit Committee shall not be deemed to be “soliciting material” or to be “filed” with the SEC or subject to Regulation 14A or 14C of the Exchange Act or to the liabilities of Section 18 of the Exchange Act and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, notwithstanding any general incorporation by reference of this Proxy Statement into any other filed document.

  The Board of Directors has determined that all members of the Audit Committee are financially literate. Further, the Board of Directors has determined that Gary S. Gladstein and Gennaro J. Fulvio each possess accounting or related financial management expertise, within the meaning of the listing standards of the NYSE, and are each audit committee financial experts within the meaning of applicable SEC rules.

  Ernst & Young LLP, the Company’s independent auditors, reports directly to the Audit Committee.

  The Audit Committee, consistent with the Sarbanes-Oxley Act of 2002 and the rules adopted thereunder, meets with management and the Company’s independent auditors prior to the filing of officers’ certifications with the

SEC to receive information concerning, among other things, significant deficiencies in the design or operation of internal control over financial reporting.

  The Audit Committee has adopted procedures for the receipt, retention and treatment of complaints by Company employees regarding the Company’s accounting, internal accounting controls or auditing matters.

  The Audit Committee operates under a formal charter adopted by the Board of Directors that governs its duties and standards of performance. Copies of the charter can be obtained free of charge from the Company’s website at www.muellerindustries.com or may be requested in print by any shareholder.

Compensation Committee

  All members of the Compensation Committee have been determined to meet the NYSE standards for independence. See “Director Independence” above.

  The Compensation Committee operates under a formal charter adopted by the Board of Directors that governs its duties and standards of performance. Copies of the charter can be obtained free of charge from the Company’s website at www.muellerindustries.com or may be requested in print by any shareholder.

Nominating and Corporate Governance Committee

  All members of the Nominating and Corporate Governance Committee have been determined to meet the NYSE standards for independence. See “Director Independence” above.

  The Nominating and Corporate Governance Committee recommends to the Board of Directors as director nominees individuals of established personal and professional integrity, ability and judgment, and who are chosen with the primary goal of ensuring that the entire Board of Directors collectively serves the interests of the Company’s stockholders. Due consideration is given to assessing the qualifications of potential nominees and any potential conflicts with the Company’s interests. The Nominating and Corporate Governance Committee also assesses the contributions of the Company’s incumbent directors in connection with their potential re-nomination. In identifying and recommending director nominees, the Committee members take into account such factors as they determine appropriate, including recommendations made by the Board of Directors.

  Once the Nominating and Corporate Governance Committee has identified prospective nominees, background information is elicited about the candidates, following which they are investigated, interviewed and evaluated by the Committee which then reports to the Board of Directors.

  The Nominating and Corporate Governance Committee operates under a formal charter adopted by the Board of Directors that governs its duties and standards of performance. Copies of the charter can be obtained free of charge from the Company’s website at www.muellerindustries.com or may be requested in print by any shareholder.

     The Nominating and Corporate Governance Committee does not consider individuals nominated by stockholders for election to the Board. However, under the Company’s Bylaws, nominations for the election of directors may be made by a qualifying stockholder, but only if written notice of such stockholder’s intent to make such nomination has been received by the Secretary of the Company at the Company’s principal place of business (8285 Tournament Drive, Suite 150, Memphis, Tennessee 38125) not less than 60 days and not more than (i) with respect to an election to be held at an annual meeting of stockholders, 90 days prior to the anniversary date of the immediately preceding annual meeting (unless the annual meeting date is advanced by more than thirty days or delayed by more than sixty days, in which case different deadlines apply) and (ii) with respect to an election to be held at a special meeting of stockholders for the election of directors, not earlier than 90 days prior to the special meeting and not later than the later of (a) 60 days prior to such special meeting or (b) the tenth day following the day on which public announcement is first made of the date of the special meeting, provided that in the event that the number of directors to be elected to the Board is increased and there is no public announcement naming all of the nominees for director or specifying the size of the increased Board made by the Company at least 70 days prior to the first anniversary of the preceding year’s annual meeting, a stockholder’s notice shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it is delivered to the Secretary of the Company not later than the tenth day following the day on which such public announcement is first made by the Company. To be a qualifying stockholder, the stockholder must be a stockholder of record at the time the notice was delivered to the Secretary of the Company. Each such notice shall set forth: (a) as to each person whom the stockholder proposes to nominate for election or reelection as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A (or successor provisions) under the Exchange Act, including such person’s written consent to be named in the proxy statement as a nominee and to serve as a director if elected; (b) as to any other business that the stockholder desires to be brought before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (c) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such stockholder, as they appear on the Company’s books, and of such beneficial owner and (ii) the class and number of shares of Common Stock which are owned beneficially and of record by such stockholder and such beneficial owner. The presiding officer of the meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedure. See “Stockholder Nominations for Board Membership and Other Proposals for 2010 Annual Meeting.”

Compensation Committee Interlocks and Insider Participation

     During fiscal year 2008, Terry Hermanson, Alexander P. Federbush and Gennaro J. Fulvio served on the Compensation Committee. No member of the Compensation Committee was, during fiscal year 2008, an officer or employee of the Company or was formerly an officer of the Company, or had any relationship requiring disclosure by the Company as a related party transaction under Item 404 of Regulation S-K. No executive officer of the Company served on any board of directors or compensation committee of any other company for which any of the Company’s directors served as an executive officer at any time during fiscal year 2008.

Corporate Governance Guidelines

  The Company has adopted a set of Corporate Governance Guidelines, including specifications for director qualification and responsibility, director access to officers and employees, director compensation, director orientation and continuing education and the annual performance evaluation of the Board of Directors.

  Copies of the guidelines can be obtained free of charge from the Company’s website at www.muellerindustries.com or may be requested in print by any shareholder.

Code of Business Conduct and Ethics

  The Company has adopted a Code of Business Conduct and Ethics, which is designed to help officers, directors and employees resolve ethical issues in an increasingly complex business environment. The Code of Business Conduct and Ethics is applicable to all of the Company’s officers, directors and employees, including the Company’s principal executive officer, principal financial officer, principal accounting officer or controller and other persons performing similar functions. The Code of Business Conduct and Ethics covers topics, including but not limited to, conflicts of interest, confidentiality of information and compliance with laws and regulations.

  Waivers from the Code of Business Conduct and Ethics are discouraged. Any waivers from the Code of Business Conduct and Ethics that relate to the Company’s directors and executive officers must be approved by the Board of Directors and will be posted on the Company’s website at www.muellerindustries.com.

  Copies of the Code of Business Conduct and Ethics can be obtained free of charge from the Company’s website at www.muellerindustries.com or may be requested in print by any shareholder.

Policies and Procedures for Approval of Related Party Transactions

     Related party transactions may present potential or actual conflicts of interest and create the appearance that Company decisions are based on considerations other than the best interests of the Company and its shareholders. Management carefully reviews all proposed related party transactions (if any), other than routine banking transactions, to determine if the transaction is on terms comparable to terms that could be obtained in an arms-length transaction with an unrelated third party. Management reports to the Audit Committee and then to the Board of Directors on all proposed material related party transactions. Upon the presentation of a proposed related party transaction to the Audit Committee or the Board, the related party is excused from participation in discussion and voting on the matter.

Directors’ Attendance at Annual Meetings of Stockholders

     It is the policy of the Company’s Board of Directors to expect that all directors attend annual meetings of Stockholders except where the failure to attend is due to unavoidable circumstances or conflicts discussed in advance with the Chairman of the Board. All members of the Board of Directors attended the Company’s 2008 Annual Meeting of Stockholders.

Communication With the Board of Directors

     Any stockholder or interested party who wishes to communicate with the Board of Directors, or specific individual directors, including the non-management directors as a group, may do so by directing a written request addressed to such directors or director in care of the Chairman of the Nominating and Corporate Governance Committee, Mueller Industries, Inc., 8285 Tournament Drive, Suite 150, Memphis, Tennessee 38125. Communication(s) directed to members of the Board who are not non-management directors will be relayed to the intended Board member(s) except to the extent that it is deemed unnecessary or inappropriate to do so pursuant to the procedures established by a majority of the independent directors. Communications directed to non-management directors will be relayed to the intended Board member(s) except to the extent that doing so would be contrary to the instructions of the non-management directors. Any communication so withheld will nevertheless be made available to any non-management director who wishes to review it.

COMPENSATION DISCUSSION AND ANALYSIS

Compensation Policies and Objectives

     The compensation programs for our executive officers, including the executive officers named in the Summary Compensation Table for 2008 below, are designed to (i) motivate these key employees to achieve certain strategic and financial goals and reward them for achieving such goals, (ii) align the long-term financial interests of our named executive officers with those of our stockholders, (iii) encourage these employees to continue their service with our Company, and (iv) provide a means to attract additional talented executive officers when necessary.

     We believe in a pay for performance philosophy – that the performance of our named executive officers in managing our Company, considered in light of general economic and specific Company, industry, and competitive conditions, should be the basis for determining the level and composition of their compensation. This incentive element of total compensation provides a significant portion of each named executive officer’s compensation potential.

Determination of Compensation

     Compensation for our Chairman of the Board and Chief Executive Officer is determined by our Compensation Committee. Compensation decisions for our other named executive officers are made by our Compensation Committee based on the joint recommendations of our Chairman of the Board and Chief Executive Officer. Our Compensation Committee meets at least annually to determine the adjustments, if any, which will be made to all elements of compensation, including base salary, annual bonus compensation, and long-term equity awards.

     In determining the levels of compensation, including the amount of base salary increases from year to year, if any, the target levels of the annual cash bonuses and the amounts payable thereby at the end of each year, and the number of stock options to be awarded and when such awards will be granted, we generally do not rely on formulaic guidelines but rather maintain a flexible compensation program that allows us to adapt components and levels of compensation to motivate and reward individual executives within the context of the Company’s desire to attain certain strategic and financial goals and control compensation cost. This requires that we consider subjective factors including (i) an executive’s performance against corporate objectives in recent years, (ii) the value of the executive’s skills and capabilities in supporting the long-term performance of the Company, (iii) performance of each executive’s specific management responsibilities, (iv) each executive’s contribution as a member of the executive management team, and (v) whether each executive’s total compensation potential and structure is sufficient to ensure the retention of the executive when considering the compensation potential that may be available elsewhere. As such, we make reasoned subjective determinations about compensation levels. Our decisions regarding the various elements of compensation are generally independent of one another in that the decisions we make with respect to any one element do not necessarily affect decisions we make with respect to any other element.

     In making compensation decisions, our Compensation Committee does not undertake any formal benchmarking or review any formal surveys of compensation for our competitors but rather relies on the members’ general knowledge of our industry, supplemented by advice from our Chairman and Chief Executive Officer based on their knowledge of our industry in markets in which we participate.

     The targets for annual bonus programs are generally determined by the Compensation Committee in December for the upcoming year. Various factors are considered when determining the specific targets including estimated actual results for the fiscal year being concluded, the plan for the upcoming year, economic conditions then currently prevailing as well as expected in the upcoming year, among others.

Elements of Compensation

     Our compensation program is composed of six elements: (i) base salary, (ii) annual bonus compensation, (iii) long-term equity incentive compensation, (iv) traditional welfare benefits, (v) perquisites, and (vi) post-employment and change-in-control compensation.

     Each element of compensation plays a part in our overall compensation policies and objectives.

  We provide base salary and traditional benefits such as group health, disability, and life insurance benefits, as well as matching contributions to the Mueller Industries, Inc. 401(k) Plan, as a means of providing a base level of compensation for services performed, to encourage the continued service of our named executive officers and to attract additional talented executive officers when necessary.

  We offer annual cash bonus compensation to our named executive officers to reward their success in attaining short-term operating objectives, such as sales, operating earnings and earnings per share. From time to time, we award discretionary bonuses to recognize and reward individual performance regardless of corporate-wide performance.

  Our long-term equity incentive compensation rewards our named executive officers for achievement of our long-term financial success as measured by our stock price. As such, it aligns the financial interests of our named executive officers with our stockholders and rewards our named executive officers for increased stockholder value. We generally grant stock options with ten-year terms that vest ratably over a five-year period. This long-term vesting schedule provides continued motivation and rewards executives in line with our stockholders over the vesting period. Moreover, we generally provide for periodic option grants to ensure that vesting periods will overlap and continue to provide incentive and motivation over the longer term. We also believe that stock options continue to provide long-term shareholder value beyond the vesting dates because of the continued upside financial potential for executives and the fact that stock options can be retained beyond the vesting date without adverse tax consequences to the executive. Because of the five-year vesting schedule, we regard our stock option program as a significant factor in retaining our named executive officers.

  We view our perquisites as an added element of our executive compensation program designed to attract, retain and reward our named executive officers.

  We provide employment agreements as a reward for achieving a certain level of seniority and accomplishments based on a subjective determination of the executive’s past service and current responsibilities. We believe that providing employment agreements at the top executive level is generally in line with market practice and allows us to be competitive and retain our top executives.

Base Salary

     Base salary adjustments are determined by making reasoned subjective determinations about current economic conditions such as general wage inflation as well as the executive’s qualifications, experience, responsibilities, and past performance. For 2008, base salary increases ranged from 0% to 68% for our named executive officers. Mr. Christopher’s base salary for the 2007 fiscal year was $265,225, which was increased to $445,000 for the 2008 fiscal year in connection with his appointment to the position of Chief Operating Officer. See “Employment and Consulting Agreements - Gregory L. Christopher” for information regarding Mr. Christopher’s base salary as Chief Executive Officer.

Annual Bonus Compensation

     Each of our named executive officers participates in one of two annual bonus programs. In 2008, Messrs. Karp and O’Hagan participated in the Annual Bonus Plan that was approved by stockholders at the May 2005 Annual Meeting of Stockholders. Our other named executive officers participate in the Company’s Annual Incentive Plan as do other salaried employees.

     Annual Bonus Plan. Early in 2008, the Compensation Committee established a performance target for the year based upon EBITDA (earnings before interest, taxes, depreciation and amortization) less certain adjustments. The Compensation Committee established graduated EBITDA targets that ranged from $107 million (earning zero bonus) to $172 million (earning a 200% bonus) with a maximum bonus of $2,500,000; the actual earned percentages applied to base salary for determination of the award were linear for actual EBITDA results between the graduated scale. These performance targets were exceeded and resulted in the maximum payment allowed under the plan for 2008. Although Mr. Karp was entitled to receive his full bonus in the amount of $2,500,000, he declined to accept the payment of his full bonus and instead accepted a bonus equal to $1,750,000.

     Annual Incentive Plan and Bonus Awards. At the beginning of 2008, our Compensation Committee adopted our 2008 Annual Incentive Plan. We designed our 2008 Annual Incentive Plan to award cash bonuses for achievement of certain corporate goals. We calculate the awards by multiplying the employee’s actual base salary paid during the year, by the employee’s incentive grade level factor, which in turn, is multiplied by a consolidated company and/or operating unit performance factor each of which was set by our Compensation Committee at the beginning of the fiscal year. For 2008, the incentive grade level factors for all salaried employees ranged from 7.5% to 125% and were approved by our Compensation Committee based upon the recommendations of Mr. O’Hagan who based his recommendations on a subjective determination of each individual employee’s past performance and responsibilities. The incentive grade level factor for the named executive officers was established at 125%. Based upon the recommendation of Mr. O’Hagan, the Compensation Committee established operating income of $160 million subject to certain adjustments, as the consolidated company performance factor for the 2008 Annual Incentive Plan, which includes Messrs. Christopher and McKee, and established $28 million subject to certain adjustments, as the Industrial Products Division performance factor, which includes Mr. Rourke. As such, the performance factors were set at 100% for achieving operating income of $160 million for the consolidated company and $28 million for the Industrial Products Division. The company and operating unit performance factors are subject to increase by 2 percentage points for each 1 percentage point that actual performance exceeds the target (capped at 150%), and decreased by 3 percentage points for each 1 percentage point that actual performance is less than the target. For 2008, the payments under the plan to Messrs. Christopher and McKee were 73% (125% grade level factor times 58% performance factor), and for Mr. Rourke was 159% (125% grade level factor times 127% performance factor).

     As an inducement for joining the company, Mr. Stoddard was paid a $160,000 signing bonus, and Mr. Stoddard’s guaranteed bonus for 2008 was set at 125% of his base wage earnings during 2008. In addition, both Mr. Christopher and Mr. McKee were awarded discretionary bonus payments by the Compensation Committee during 2008, which are reflected in the Summary Compensation Table below. These discretionary bonuses were awarded in recognition of these individuals’ contributions to the Company in light of economic uncertainty and a downturn in financial markets during the 2008 fiscal year.

Long-Term Equity Incentive Program

     Stock Option Awards Granted in 2008. In determining which named executive officers will receive option awards and the size of these awards, our Compensation Committee makes reasoned subjective determinations based upon the prior performance of the named executive officers, the importance of retaining their services, and the potential for their performance to help us attain our long-term goals. There is no set formula for the granting of awards to individual named executive officers. During fiscal year 2008, the named executive officers received stock options to acquire an aggregate of 280,000 shares or 62% of the total options granted under the long-term equity incentive program in fiscal 2008.

     Timing of Option Grants. Stock option awards to our named executive officers, other than our Chief Executive Officer, are typically granted annually by our Compensation Committee based on the recommendations of our Chief Executive Officer and Chairman of the Board. Stock option awards to our Chief Executive Officer are granted annually based on the recommendations of our Chairman of the Board.

Other Compensation

     The other compensation provided to our named executive officers is composed of the Company’s matching contribution to the Mueller Industries, Inc. 401(k) Plan (except for Mr. Karp) and various perquisites. The perquisites we provided in fiscal 2008 were as follows: estate and tax planning, certain club memberships, and personal use of our company airplane and company boat.

     Estate and tax planning is provided to certain named executive officers to complement our various compensation elements for the purpose of ensuring the named executive officers understand the complexity of the long-term equity incentives and are thereby able to maximize the value of such benefits. We provide certain club memberships in part to facilitate networking with and entertainment of our business clients. Because of the nature of such memberships, our named executive officers gain some personal benefits. We maintain a company-owned airplane primarily to provide efficient transportation to certain employees and customers for business travel. From time to time, when our plane is not being used for business purposes, we allow certain named executive officers to use the plane for personal travel. We also maintain a company-owned boat. Our boat is primarily for the purpose of entertaining business clients, and, as of October 2008, is used exclusively for that purpose. From time to time in the past, when our boat was not being used for business reasons, we allowed our Chief Executive Officer to use our boat for personal reasons.

Post-Employment and Change-in-Control Compensation

     We believe that providing employment agreements at the top executive level is generally in line with market practice and allows us to be competitive and retain our top executives. We have entered into employment agreements with Messrs.

Karp, O’Hagan, Christopher and McKee. The agreements provide that upon a resignation for “good reason” or termination without “cause” (as each is defined in the employment agreements), the executive will be entitled to receive his then current base salary and an annual bonus equal to the average annual bonus actually paid in the immediately preceding three years for the remainder of the term of the agreement, and all unvested stock option awards will immediately vest. In addition, following any such termination, the Company will continue to provide health and medical benefit coverage until the executive reaches the age of 65 (or, in the case or Mr. Karp, for the remainder of the term of employment). The agreements also provide that an executive may resign in connection with a “change in control” (as defined in the employment agreements) and that in such event they will be entitled to the same payments as discussed above but the payments will be made in a lump sum within 30 days following such termination. We provide this ability to resign following a change in control as an added incentive and reward for the executives to remain employed through the consummation of the change in control and to ensure the completion of such event which should ultimately deliver value to our stockholders. Our employment agreement with Mr. Christopher also provides us with a certain level of protection against competition and solicitation of customers and employees if his employment is terminated. These restrictive covenants exist to protect our business, as Mr. Christopher has longstanding relationships with a number of our customers. Finally, in the event that any “payment” (as defined in the employment agreements) under the employment agreements would be subject to the excise tax imposed by the “golden parachute” regulations under the Internal Revenue Code, Messrs. Karp, McKee and Christopher would be entitled to a gross-up payment from the Company to cover such taxes.

     We have also entered into a consulting agreement with Mr. Karp, which will become effective upon the termination of his employment, provided such termination is not for cause or by reason of Mr. Karp’s death or disability. The agreement provides that Mr. Karp will render consulting services for a period of six years, during which period he will be prohibited from competing with us. During the consulting period, Mr. Karp is entitled to receive an annual consulting fee equal to (i) two-thirds of his “final base compensation” for the first four years of such period and one-third of his final base compensation for the last two years of such period. The final base compensation is equal to the lesser of: (i) Mr. Karp’s highest annual cash compensation (consisting of base salary and annual bonus) during the three-year period from 2005 to 2007 and (ii) $2,000,000. In addition, during the consulting period, Mr. Karp will be entitled to continue to participate in our health and medical benefit plans. The purpose of this agreement is to provide us with protection against competition from Mr. Karp and a transition period following his termination of employment during which he will continue to provide limited services and be available for consultation with respect to his unique industry and Company specific knowledge as needed to allow a smooth transition with his successor and minimize, to the extent possible, any succession difficulties. As with the employment agreements described in the preceding paragraph, this consulting agreement provides for a gross-up payment in the event that payments under it would be subject to the excise tax imposed by the “golden parachute” regulations under the Internal Revenue Code.

Post-2008 Compensation Decisions

     On February 12, 2009, our Compensation Committee and Board of Directors approved the Mueller Industries, Inc. 2009 Stock Incentive Plan, which provides for the grant of a variety of stock-based awards, including stock options, restricted stock, stock appreciation rights and other stock-based awards. The plan was adopted in order to expand the type of awards available under the Company’s long-term equity incentive compensation program to include restricted stock and other stock-based awards, in addition to stock options, which have been the primary form of equity compensation awarded by the Company in the past. As with stock options, we believe that restricted stock and other stock-based awards will incentivize our named executive officers to achieve long-term financial success for the Company. The 2009 Stock Incentive Plan has been submitted to the Company’s stockholders for approval as set forth in this Proxy Statement.

Tax and Accounting Impact

     Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public companies for compensation in excess of $1,000,000 paid to each of our chief executive officer and our next four most highly paid executive officers. Qualifying “performance-based compensation” is not subject to this deduction limitation if certain requirements are met. In December of 2004, our board of directors adopted the Mueller Industries, Inc. Annual Bonus Plan, which was subsequently approved by our stockholders at our Annual Meeting of Stockholders in May of 2005. Annual bonus awards paid under this plan will qualify as performance-based compensation and thus will be fully deductible by us. Taxable compensation pursuant to stock options granted under our stock option plans will also qualify as performance-based compensation and will be fully deductible by us at the time of exercise. Although the base salary compensation paid to Mr. Karp exceeds $1,000,000 and the amount in excess thereof is not deductible by us for tax purposes, we believe that the impact of this is immaterial and necessary to adequately compensate Mr. Karp in light of past and continuing contributions to our growth. We periodically review the potential consequences of Section 162(m) with respect to compensatory elements. In the future we may authorize other compensation payments to our named executive officers that do not comply with the exemptions in Section 162(m) if we judge that such payments are appropriate and in the best interests of the stockholders, after taking into consideration changing business conditions and/or any specific executive’s particular circumstances. This is consistent with our general compensation policy to remain flexible in order to address business and/or financial challenges as they present themselves.

     Other provisions of the Internal Revenue Code can also affect compensation decisions. Under Sections 280G and 4999 of the Internal Revenue Code, a 20% excise tax is imposed upon individuals who receive payments upon a change in control to the extent the payments received by them exceed an amount approximating three times their average annual compensation. A company will also lose its tax deduction for such “excess” payments. In our employment agreements with executive officers, we provide for tax “gross-up” payments to cover the cost of this excise tax. We believe it is important that the effects of these tax code provisions not negate the protections which we intend to provide to executive officers in the event of a change in control.

SUMMARY COMPENSATION TABLE FOR 2008

						Non-Equity
					Option	Incentive Plan	Change in	All Other
	Year	Salary	Bonus		Awards	Compensation	Pension	Compensation		Total
Name and Principal Position (a)	(b)	($)(c)	($)(d)		($)(f)(1)	($)(g)	($)(h)	($)(i)		($)(j)
Harvey L. Karp	2008	$1,500,000	—		—	$1,750,000	—	$49,501	(2)	$3,299,501
Chairman of the Board	2007	$1,500,000	—		—	$2,500,000	—	$40,733		$4,040,733
	2006	$1,381,488	—		—	$2,500,000	—	$51,065		$3,932,553
William D. O’Hagan	2008	$926,923	—		$527,141	$2,000,000	—	$38,039	(4)	$3,492,103
Former President and Chief	2007	$1,000,000	—		$1,139,234	$2,000,000	—	$132,215		$4,271,449
Executive Officer (3)	2006	$745,280	—		$1,248,580	$1,490,560	—	$111,028		$3,595,448
Gregory L. Christopher	2008	$445,000	$250,000	(6)	$354,003	$322,625	—	$49,130	(7)	$1,420,758
Chief Executive Officer (5)	2007	$265,255	$197,105		$306,584	$437,621	—	$23,570		$1,230,135
	2006	$257,500	—		$282,392	$614,781	—	$31,012		$1,185,685
Larry J. Stoddard	2008	$317,308	$556,635	(8)	$87,265	—	—	$69,727	(9)	$1,030,935
Former President–Standard Products
Distribution Business
Kent A. McKee	2008	$300,000	$157,500	(10)	$342,691	$217,500	—	$16,684	(11)	$1,034,375
Executive Vice President and	2007	$278,210	—		$338,284	$459,046	—	$21,084		$1,096,624
Chief Financial Officer	2006	$270,107	—		$355,475	$644,880	—	$15,762		$1,286,224
James H. Rourke	2008	$250,000	—		$261,441	$396,875	—	$13,688	(12)	$922,004
President–Industrial	2007	$232,974	—		$262,605	$384,407	—	$12,179		$892,165
Products Division	2006	$226,188	—		$324,696	$305,354	—	$8,800		$865,038
____________________

(1)	For information regarding the key assumptions used in determining the fair value of options granted, see Note 12 - Stock-Based Compensation to the Company’s Consolidated Financial Statements filed with its Annual Report on Form 10-K for the fiscal year ended December 27, 2008.

(2)	Includes $30,838 of club memberships plus other perquisites consisting of a car allowance and personal use of the Company’s aircraft.

(3)	Mr. O’Hagan served as the Company’s President and Chief Executive Officer until October 27, 2008, when he passed away. Effective October 30, 2008, Mr. Christopher was appointed as the Company’s Chief Executive Officer.

(4)	Includes personal use of the Company’s aircraft, an income tax gross-up and other perquisites consisting of a car allowance, matching contribution to the Company’s 401(k) Plan, personal tax and estate planning, personal use of the Company’s boat, club memberships, and health insurance costs.

(5)	Mr. Christopher was appointed as the Company’s Chief Executive Officer effective October 30, 2008 and, immediately prior to such time, served as our Chief Operating Officer.

(6)	Represents the discretionary bonus payment awarded by the Compensation Committee to Mr. Christopher.

(7)	Includes perquisites consisting of an income tax gross-up, matching contribution to the Company’s 401(k) Plan, personal tax and estate planning, personal use of the Company’s aircraft, and club memberships.

(8)	Represents Mr. Stoddard’s signing bonus and his guaranteed bonus for 2008.

(9)	Includes $37,979 in reimbursement of moving expenses plus other perquisites consisting of an income tax gross-up, reimbursement of commuting expenses, and club memberships.

(10)	Represents the discretionary bonus payment awarded by the Compensation Committee to Mr. McKee.

(11)	Includes a matching contribution to the Company’s 401(k) Plan, personal tax and estate planning, and club memberships.

(12)	Includes a matching contribution to the Company’s 401(k) Plan and personal tax and estate planning.

     Salaries paid to our named executive officers are set forth in the Summary Compensation Table for 2008. For 2008, salaries paid to our named executives accounted for the following percentages of their total compensation: Mr. Karp (45%), Mr. O’Hagan (27%), Mr. Christopher (31%), Mr. Stoddard (31%), Mr. McKee (29%), and Mr. Rourke (27%).

2008 GRANTS OF PLAN BASED AWARDS TABLE

		Estimated Possible Payouts				All Other
		Under Non-Equity Incentive				Option
		Plan Awards (1)				Awards:	Exercise or	Closing
						Number of	Base Price	Price of
						Securities	of Option	Stock on	Grant Date
						Underlying	Awards	Grant	Fair Value
	Grant Date	Threshold	Target		Maximum	Options (#)	($/Sh)	Date	of Option
Name (a)	(b)	($)(c)	($)(d)		($)(e)	(j)(3)	(k)(3)	($/Sh)	Awards ($)
Harvey L. Karp	—	N/A(2)	N/A	(2)	$2,500,000	—	—	—	—
William D. O’Hagan	07/25/2008	N/A(2)	N/A	(2)	$2,000,000	75,000	$26.49	$26.39	$560,700
Gregory L. Christopher	07/25/2008	N/A(2)	$556,250		$834,375	60,000	$26.49	$26.39	$448,560
Larry J. Stoddard	07/25/2008	N/A(2)	N/A	(2)	—	30,000	$26.49	$26.39	$224,280
	02/19/2008					50,000	$29.22	$29.14	$411,450
Kent A. McKee	07/25/2008	N/A(2)	$375,000		$562,500	35,000	$26.49	$26.39	$261,660
James H. Rourke	07/25/2008	N/A(2)	$312,500		$468,750	30,000	$26.49	$26.39	$224,280
____________________

(1)	Messrs. Karp and O’Hagan received cash bonus awards under our Annual Bonus Plan based on our exceeding an EBITDA target of $172,000,000. Messrs. McKee, Christopher and Rourke received cash bonus awards under our 2008 Annual Incentive Plan. See our discussion of the Annual Bonus Plan and the 2008 Incentive Plan under the heading “Compensation Discussion and Analysis-Annual Bonus Compensation” above for a more thorough discussion of these plans.

(2)	Because of the nature of the formulas for determining bonus compensation under both the Annual Bonus Plan and the 2008 Annual Incentive Plan, there are no threshold amounts. There are also no target amounts under the Annual Bonus Plan.

(3)	The per share exercise price of the options was set at the fair market value of the Company’s Common Stock on the grant date, which under the terms of the 2002 Stock Incentive Plan is the mean between the highest and lowest sales prices of the Common Stock reported on the NYSE on the date immediately prior to the grant date. The options will vest and become exercisable at the rate of 20% of the underlying Common Stock per year on each of the first five anniversaries of the grant date and will expire on the tenth anniversary of the grant date.

OUTSTANDING EQUITY AWARDS AT FISCAL 2008 YEAR-END

	Option Awards
		Number of	Number of
		Securities	Securities
		Underlying	Underlying
		Unexercised	Unexercised	Option
		Options	Options	Exercise	Option
		(#)	(#)	Price	Expiration
		Exercisable	Unexercisable	($/Sh)	Date
Name (a)	Grant Date	(b)	(c)(1)	(e)	(f)
Harvey L. Karp	—	—	—	—	—
Estate of William D. O’Hagan	02/13/2002	155,610	—	$20.40	10/27/2009
	02/13/2003	155,610	—	$16.13	10/27/2009
	02/10/2004	124,488	—	$20.72	10/27/2009
	02/23/2005	60,000	—	$31.22	10/27/2009
	07/28/2006	40,000	—	$35.05	10/27/2009
	07/27/2007	20,000	—	$36.91	10/27/2009
Gregory L. Christopher	12/13/1999	15,561	—	$22.09	12/13/2009
	12/21/2000	7,780	—	$15.20	12/21/2010
	11/06/2001	7,780	—	$18.70	11/06/2011
	02/13/2002	15,561	—	$20.40	02/13/2012
	02/10/2003	19,451	—	$16.62	02/10/2013
	02/10/2004	24,898	6,224	$20.72	02/10/2014
	02/23/2005	12,000	8,000	$31.22	02/23/2015
	12/28/2005	18,000	27,000	$28.04	12/28/2015
	07/28/2006	12,000	18,000	$35.05	07/28/2016
	07/27/2007	7,000	28,000	$36.91	07/27/2017
	07/25/2008	—	60,000	$26.49	07/25/2018
Larry J. Stoddard	02/19/2008	—	50,000	$29.22	02/19/2018
	07/25/2008	—	30,000	$26.49	07/25/2018
Kent A. McKee	12/13/1999	11,670	—	$22.09	12/13/2009
	12/21/2000	11,670	—	$15.20	12/21/2010
	11/06/2001	15,561	—	$18.70	11/06/2011
	02/13/2002	19,451	—	$20.40	02/13/2012
	02/10/2003	31,122	—	$16.62	02/10/2013
	02/10/2004	31,122	7,780	$20.72	02/10/2014
	02/23/2005	15,000	10,000	$31.22	02/23/2015
	12/28/2005	18,000	27,000	$28.04	12/28/2015
	07/28/2006	10,000	15,000	$35.05	07/28/2016
	07/27/2007	6,000	24,000	$36.91	07/27/2017
	07/25/2008	—	35,000	$26.49	07/25/2018

	Option Awards
		Number of	Number of
		Securities	Securities
		Underlying	Underlying
		Unexercised	Unexercised	Option
		Options	Options	Exercise	Option
		(#)	(#)	Price	Expiration
		Exercisable	Unexercisable	($/Sh)	Date
Name (a)	Grant Date	(b)	(c)(1)	(e)	(f)
James H. Rourke	12/13/1999	4,527	—	$22.09	12/13/2009
	12/21/2000	3,113	—	$15.20	12/21/2010
	11/06/2001	4,668	—	$18.70	11/06/2011
	02/13/2002	12,449	—	$20.40	02/13/2012
	02/10/2003	18,674	—	$16.62	02/10/2013
	02/10/2004	18,673	6,225	$20.72	02/10/2014
	02/23/2005	12,000	8,000	$31.22	02/23/2015
	07/28/2006	12,000	18,000	$35.05	07/28/2016
	07/27/2007	6,000	24,000	$36.91	07/27/2017
	07/25/2008	—	30,000	$26.49	07/25/2018
____________________

(1)	The options reflected will vest and become exercisable at the rate of 20% of the underlying Common Stock per year on each of the first five anniversaries of the grant date and will expire on the tenth anniversary of the grant date.

2008 OPTION EXERCISES

Option Awards
	Number of	Value
	Shares Acquired	Realized
	on Exercise	on Exercise
Name (a)	(#)(b)	($)(c)
Harvey L. Karp	—	—
William D. O’Hagan	—	—
Gregory L. Christopher	15,561	$200,453
Larry J. Stoddard	—	—
Kent A. McKee	1,082	$15,636
James H. Rourke	7,226	$66,481

Employment and Consulting Agreements

Employment Agreements

     Harvey L. Karp

     We are party to an amended and restated employment agreement with Mr. Karp which was further amended effective December 2, 2008 in order to bring the agreement into compliance with Section 409A of the Internal Revenue Code. The term of the agreement ends on December 31, 2009, and will automatically extend for successive one year terms thereafter, unless Mr. Karp gives us at least 4 months’ prior written notice of his intention not to renew the term, or we give Mr. Karp at least 4 months’ prior written notice of our intention not to renew the term. The agreement provides that Mr. Karp will serve as Chairman of the Board of Directors of the Company. Under the terms of the agreement, Mr. Karp is entitled to receive an annual base salary of at least $606,373 (to be adjusted upward annually at a rate at least commensurate with increases granted to other key executives) and a performance-based cash bonus under the terms and conditions of the Annual Bonus Plan. Mr. Karp is also entitled to receive reimbursement for reasonable business and travel expenses incurred in the performance of his duties and is also entitled to participate in all bonus, incentive, stock option, pension, disability and health plans and programs and all fringe benefit plans maintained by the Company in which senior executives participate.

     Mr. Karp’s employment may be terminated by the Company without cause or by Mr. Karp for good reason upon appropriate written notice. In either such event, Mr. Karp will continue to receive his then-current base salary as if his employment had continued for the remainder of the then-current term and an annual bonus for the remainder of the then-current term equal to the average bonus for the three calendar years immediately preceding the written notice of termination. In addition, all outstanding unvested Company stock options then held by Mr. Karp will immediately vest and become exercisable and Mr. Karp will continue to participate in our health plans and programs at his expense for the remainder of the term of employment. In addition, we will pay Mr. Karp an amount equal to the monthly cost of continuation coverage under COBRA for the remainder of the term of employment.

     Mr. Karp may resign voluntarily without good reason upon appropriate written notice. In such event, Mr. Karp will be entitled to receive any accrued but unpaid base salary and, at the Company’s discretion, a bonus for the calendar year in which his resignation without good reason occurs. The Company may terminate Mr. Karp’s employment for cause upon appropriate written notice. In addition, if Mr. Karp’s employment is terminated for cause or if Mr. Karp voluntarily resigns for any reason other than good reason, his right to receive his base salary, bonus and any other compensation and benefits to which he would otherwise be entitled under the agreement shall be forfeited as of the date of termination. Mr. Karp may resign his employment for any reason following a change in control. In such event, the Company will pay to Mr. Karp a lump sum amount equal to (i) his then-current base salary multiplied by the number of full and partial years remaining in the term of employment and (ii) his average annual bonus for the three calendar years immediately preceding the date of termination multiplied by the number of full and partial years remaining in the term of employment. In addition, all outstanding unvested options then held by Mr. Karp shall become immediately exercisable. In the event that any payment becomes subject to the excise tax imposed by the “golden parachute” regulations under the Internal Revenue Code, Mr. Karp is entitled to a gross-up payment from the Company to cover such taxes.

     William D. O’Hagan

     During the 2008 fiscal year we were also party to an amended and restated employment agreement with Mr. O’Hagan, which was further amended effective November 26, 2008 in order to bring the agreement into compliance with Section 409A of the Internal Revenue Code. Pursuant to the agreement Mr. O’Hagan served as President and Chief Executive Officer of the Company. The term of Mr. O’Hagan’s agreement was set to expire on December 31, 2008. Thereafter, Mr. O’Hagan would have remained employed by the Company as a special advisor through March 31, 2009. The agreement provided that during his initial term of employment (expiring on December 31, 2008), Mr. O’Hagan was entitled to receive an annual base salary of at least $413,430 (to be adjusted upward annually at a rate at least commensurate with increases granted to other key executives) and a performance-based cash bonus under the terms and conditions of the Annual Bonus Plan. During the period that he would have served as a special advisor, Mr. O’Hagan would have been entitled to an amount equal to $1,000,000. The agreement also provided that Mr. O’Hagan was entitled to receive reimbursement for reasonable business and travel expenses incurred in the performance of his duties and to participate in all bonus, incentive, stock option, pension, disability and health plans and programs and all fringe benefit plans maintained by the Company in which senior executives participate. The terms of Mr. O’Hagan’s employment agreement relating to the compensation and benefits to which he was entitled upon various terminations of employment (including gross-up payments) were identical to those contained in Mr. Karp’s employment agreement, described above, except that Mr. O’Hagan was entitled to continued participation in the Company’s benefit plans following a qualifying termination of employment until age 65.

     Gregory L. Christopher

     Effective October 30, 2008, we entered into an amended and restated employment agreement with Gregory L. Christopher pursuant to which Mr. Christopher (who had served as our Chief Operating Officer since October 25, 2007) would serve as our Chief Executive Officer for a rolling three-year term, which is automatically extended so that the unexpired term on any date is always three years, unless either party gives written notice of his or its intention not to extend the term. The agreement entitles Mr. Christopher to an annual base salary of $600,000 and a discretionary cash incentive bonus in an amount consistent with the executive bonus program which the Company establishes for other key executives. In addition, Mr. Christopher is entitled to receive reimbursement for reasonable business and travel expenses incurred in the performance of his duties and will participate in all bonus, incentive, stock option, pension, disability and health plans and programs and all fringe benefit plans maintained by the Company in which senior executives participate. The terms of Mr. Christopher’s employment agreement relating to the compensation and benefits to which he is entitled upon various terminations of employment (including gross-up payments) are identical to those contained in Mr. Karp’s employment agreement, described above, except that Mr. Christopher is entitled to continued participation in the Company’s benefit plans following a qualifying termination of employment until age 65. Mr. Christopher’s employment agreement also subjects him to non-competition and non-solicitation covenants during the term of employment and ending on the 12-month anniversary following any termination of employment. Generally, the non-competition covenant prevents Mr. Christopher from engaging in activities that are competitive with the business of the Company in any geographic area in which the Company does business and the non-solicitation covenant prevents Mr. Christopher from soliciting or hiring any person who was a full-time employee of the Company during the 24-month period preceding the termination of his employment. Mr. Christopher’s employment agreement also contains standard confidentiality provisions.

     Kent A. McKee

     Effective as of October 17, 2002, the Company entered into an employment agreement with Kent A. McKee, the Company’s Executive Vice President and Chief Financial Officer. The agreement was amended effective December 10, 2008 in order to bring it into compliance with Section 409A of the Internal Revenue Code. The agreement provides that Mr. McKee will serve as Vice President and Chief Financial Officer of the Company (Mr. McKee was subsequently appointed Executive Vice President on October 13, 2005) for a rolling three-year term. The agreement entitles Mr. McKee to receive an annual base salary of $240,000 (to be adjusted upward annually at a rate commensurate with increases granted to other key executives) and a discretionary cash incentive bonus consistent with the executive bonus program which the Company establishes for other key executives. In addition, Mr. McKee is to receive reimbursement for reasonable business and travel expenses incurred in the performance of his duties and will participate in all bonus, incentive, stock option, pension, disability and health plans and programs and all fringe benefit plans maintained by the Company in which senior executives participate. The terms of Mr. McKee’s employment agreement relating to the compensation and benefits to which he is entitled upon various terminations of employment (including gross-up payments) are identical to those contained in Mr. Karp’s employment agreement, described above, except that Mr. McKee is entitled to continued participation in the Company’s benefit plans following a qualifying termination of employment until age 65.

     The Company does not have any other employment agreements with named executive officers. Except as set forth above, the Company has no compensatory plan or arrangement with respect to any named executive officer which would result in severance or change in control payments in excess of $100,000.

Consulting Agreement

     We are also party to an amended and restated consulting agreement with Mr. Karp, which was further amended effective December 2, 2008 in order to bring the agreement into compliance with Section 409A of the Internal Revenue Code. The term of Mr. Karp’s consulting agreement will begin upon the termination of his employment, provided such termination is not for cause or by reason of Mr. Karp’s death or disability, and will end on the sixth anniversary of such commencement. During his consulting period, Mr. Karp will serve as independent consultant and advisor to the Company on matters within his areas of expertise and for which he had responsibility during his employment with the Company, provided that he will have not to devote more than twenty hours per month to consulting service during the first four years of his consulting period nor more than ten hours per month during the last two years of his consulting period. In addition, during his consulting period, Mr. Karp agrees not to engage in competitive activity (as defined in the consulting agreement).

     As compensation, Mr. Karp will be entitled to receive an annual consulting fee equal to (i) two-thirds of his final base compensation for the first four years of the consulting period and one-third of his final base compensation for the last two years of such period. The final base compensation for Mr. Karp is the lesser of: (i) his highest annual cash compensation (consisting of base salary and annual bonus) during the three-year period from 2005 to 2007) and (ii) $2,000,000. In addition, during the consulting period, Mr. Karp will be entitled to continue to participate in our health and medical benefit plans provided he bears the full cost of such participation, and the Company will pay to him an amount equal to his monthly cost of continuation coverage under COBRA for each month during the consulting period.

     In the event that during the consulting period Mr. Karp’s consulting relationship is terminated by the Company without cause or Mr. Karp terminates his consulting relationship for good reason, the Company is required to make a lump sum severance payment equal to the balance of all amounts that would have been payable under the consulting agreement for the remainder of the consulting period. Such lump sum amount will be discounted for present value. In addition, in such event, the Company will continue to provide the other benefits that would have been provided under the consulting agreement for the remainder of the consulting period. In the event that any payment would be subject to the excise tax imposed by the “golden parachute” regulations under the Internal Revenue Code, Mr. Karp will be entitled to a gross-up payment from the Company to cover such taxes.

POTENTIAL PAYMENTS UNDER EMPLOYMENT AND CONSULTING
AGREEMENTS AS OF THE END OF 2008

	Termination Without Cause				Change in Control
			Intrinsic				Intrinsic
			Value				Value
	Salary &		of Stock	Consulting	Salary &		of Stock	Consulting
	Bonus	Benefits	Options	Agreement	Bonus	Benefits	Options	Agreement
Name (a)	($)(b)	($)(c)	($)(d)	($)(e)	($)(f)	($)(g)	($)(h)	($)(i)
Harvey L. Karp	$3,750,000	$31,821	—	$6,666,667	$3,750,000	$31,821	—	$6,622,865
William D. O’Hagan	—	—	—	—	—	—	—	—
Gregory L. Christopher	$3,622,181	$337,662	$13,021	—	$4,678,068	$337,662	$13,021	—
Larry J. Stoddard	—	—	—	—	—	—	—	—
Kent A. McKee	$2,558,926	$318,903	$16,276	—	$3,243,108	$318,903	$16,276	—
James H. Rourke	—	—	—	—	—	—	—	—

2008 DIRECTOR COMPENSATION

					Change in
					Pension
					Value and
	Fees				Nonqualified
	Earned			Non-Equity	Deferred
	or Paid	Stock	Option	Incentive Plan	Compensation	All Other
	in Cash	Awards	Awards	Compensation	Earnings	Compensation	Total
Name (a)	($)(b)	($)(c)	($)(d)	($)(e)	(f)	($)(g)	($)(h)
Alexander P. Federbush	$63,500	—	$13,168	—	—	—	$76,668
Paul J. Flaherty	$53,000	—	$13,168	—	—	—	$66,168
Gennaro J. Fulvio	$70,750	—	$13,168	—	—	—	$83,918
Gary S. Gladstein	$60,500	—	$13,168	—	—	—	$73,668
Scott J. Goldman	$49,000	—	$13,168	—	—	—	$62,168
Terry Hermanson	$64,750	—	$13,168	—	—	—	$77,918

     From December 30, 2007 through December 27, 2008, directors of the Company who were not employed by the Company received an annual fee for serving on the Company’s Board of Directors of $45,000, plus a fee of $1,000 per Board and $750 per Audit, Compensation or Nominating and Corporate Governance Committee meeting attended by such director, plus reimbursement for such director’s expenses incurred in connection with any such Board or Committee meeting, and each Committee fee was paid whether or not such committee meeting was held in conjunction with a Board of Directors meeting. In addition, the Chairman of the Audit Committee received an annual fee of $5,000 while the Chairman of each of the Compensation and Nominating and Corporate Governance Committees received an annual fee of $3,000.

     Under the Company’s 1994 Non-Employee Director Stock Option Plan, each member of the Company’s Board of Directors who is neither an employee nor an officer of the Company is automatically granted each year on the date of the Company’s Annual Meeting of Stockholders, without further action by the Board, an option to purchase 2,000 shares of Common Stock at the fair market value of the Common Stock on the date the option is granted. As of March 9, 2009, options to purchase 45,336 shares of Common Stock were outstanding under the Company’s 1994 Non-Employee Director Stock Option Plan.

REPORT OF THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS(1)

     The Audit Committee of the Board of Directors oversees the Company’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Annual Report on Form 10-K with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

     The Audit Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Audit Committee by Statement on Auditing Standards No. 114, The Auditor’s Communication With Those Charged With Governance, as currently in effect. In addition, the Audit Committee discussed with the independent auditors the auditors’ independence from management and the Company, including the matters in the written disclosures required by Public Company Accounting Oversight Board’s Rule 3526, and considered the compatibility of non-audit services provided by the independent auditors with the auditor’s independence.

     The Audit Committee discussed with the Company’s internal and independent auditors the overall scope and plans for their respective audits. The Audit Committee meets with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

     In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board of Directors has approved) that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 27, 2008 for filing with the SEC. The Audit Committee and the Board has re-appointed, subject to shareholder approval, Ernst & Young LLP, independent auditors, to audit the consolidated financial statements of the Company for the fiscal year ending December 26, 2009.

     The Audit Committee is governed by a formal charter which can be accessed from the Company’s website at www.muellerindustries.com or may be requested in print by any shareholder. The members of the Audit Committee are considered independent because they satisfy the independence requirements for Board members prescribed by the NYSE listing standards and Rule 10A-3 of the Exchange Act.

Gennaro J. Fulvio, Chairman
Alexander P. Federbush
Gary S. Gladstein
____________________

(1)	This Section is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

REPORT OF THE COMPENSATION COMMITTEE
OF THE BOARD OF DIRECTORS
ON EXECUTIVE COMPENSATION

COMPENSATION COMMITTEE REPORT

     The Compensation Committee has reviewed and discussed with the Company’s management the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K. Based on such review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

Terry Hermanson, Chairman Paul J. Flaherty Gary S. Gladstein

EQUITY COMPENSATION PLAN INFORMATION

     The following table discloses information regarding the securities to be issued and the securities remaining available for issuance under the Registrant’s stock-based incentive plans as of December 27, 2008 (shares in thousands):

	(a)	(b)	(c)
Number of
securities
remaining
	Number of	Weighted	available for
	securities to	average	future issuance
	be issued upon	exercise price	under equity
	exercise of	of outstanding	compensation
	outstanding	options,	plans (excluding
	options, warrants,	warrants, and	securities reflected
Plan category	and rights	rights	in column (a))
Equity compensation plans approved by
security holders	1,773	$27.86	304
Equity compensation plans not approved
by security holders	311 (1)	18.27	—
Total	2,084	$26.43	304
____________________

(1)	On February 13, 2002 Mr. William D. O’Hagan, President and Chief Executive Officer, was granted an option to acquire 155,610 shares of common stock at an exercise price of $20.40 per share and on February 13, 2003 Mr. O’Hagan was granted an option to acquire 155,610 shares of common stock at an exercise price of $16.13 per share (collectively, the O’Hagan Treasury Options). The O’Hagan Treasury Options may only be exercised for shares of common stock held in treasury by the Company and will remain exercisable by his estate for a period of up to 12 months following Mr. O’Hagan’s death on October 27, 2008.

APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

     Ernst & Young LLP (“E&Y”) has been reappointed by the Audit Committee to audit and certify the Company’s financial statements for the fiscal year ending December 26, 2009, subject to ratification by the Company’s stockholders. Ratification of the appointment of the Company’s independent registered public accounting firm requires the affirmative vote of a majority of the votes cast at the Annual Meeting by the stockholders present in person or by proxy and entitled to vote thereon. If the appointment of E&Y is not ratified by the stockholders at the Annual Meeting, the Audit Committee will reconsider its action and will appoint auditors for the 2009 fiscal year without further stockholder action. Further, even if the appointment is ratified by stockholder action, the Audit Committee may at any time in the future in its discretion reconsider the appointment without submitting the matter to a vote of stockholders. It is expected that representatives of E&Y will be in attendance at the Annual Meeting and will be available to answer questions and to make a statement if they desire to do so.

     The following table sets forth fees for professional services rendered by E&Y for the audit of the Company’s annual financial statements for each of the two fiscal years ended December 27, 2008 and December 29, 2007 and fees for other services rendered by E&Y during those periods:

	2008	2007
Audit Fees	$1,992,300	$2,132,922
Audit-Related Fees	262,714	269,944
Tax Fees	374,676	341,447
All Other Fees	2,710	3,500
	$2,632,400	$2,747,813

     Audit Fees consist of fees for professional services rendered for the audit of the Company’s consolidated annual financial statements and review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by E&Y in connection with statutory filings. Audit Fees also includes fees for professional services rendered for the audits of internal control over financial reporting in 2008 and 2007.

     Audit-Related Fees include fees billed for consultation on certain accounting matters and audits of employee benefit plans.

     Tax Fees include fees billed for tax compliance, tax advice and tax planning matters.

     The Audit Committee’s policy is to pre-approve all audit and non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services. The Audit Committee has delegated pre-approval authority to its Chairman when expedition of services is necessary. The independent auditors and management are required periodically to report to the full Audit Committee regarding the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date. All of the services provided by the independent auditors during fiscal 2008 and 2007, respectively, under the categories Audit Fees, Audit-Related Fees, Tax Fees and All Other Fees described above were pre-approved.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE THEIR SHARES FOR THE PROPOSAL TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS OF THE COMPANY.

PROPOSAL TO APPROVE THE 2009 STOCK INCENTIVE PLAN

     The Board of Directors has adopted, upon the recommendation of our Compensation Committee, the Mueller Industries, Inc. 2009 Stock Incentive Plan (the “Plan”). The Plan provides for the grant of stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards and other stock-based awards (collectively, “Awards”) to our current and prospective employees, non-employee members of the Board, and other service providers. The Plan is subject to the approval of the stockholders of the Company. No Awards will be granted pursuant to the Plan until it is approved by the Company’s stockholders. The following is a summary of the material features of the Plan, the complete text of which is attached to this proxy statement as Appendix I.

     Purpose

     The Plan is designed to aid in the Company’s ability to attract, retain and motivate qualified individuals to become and remain employees, officers, directors and consultants of the Company, and to promote the creation of long-term value for the Company’s stockholders by aligning the interests of such individuals with those of the stockholders. Given the entrepreneurial culture of the Company, the Compensation Committee and Board believe that talented employees create a competitive advantage and that recruiting, motivating, and retaining such talented employees requires that such individuals have a vested interest in the long-term success of the business. Accordingly, the Board has adopted the Plan as a part its broader compensation strategy, which has been and will continue to have a material portion of compensation in the form of equity-based long-term incentive opportunities.

     Administration

     The Plan will be administered by the Compensation Committee. The Compensation Committee will have the authority to, among other things, designate participants, grant Awards, determine the number of shares of Common Stock to be covered by Awards and determine the terms and conditions of any Awards, and construe and interpret the Plan and related Award agreements. The Compensation Committee is also permitted to delegate its authority under the Plan to officers or employees of the Company, although any Award granted to any person who is not an employee of the Company or who is subject to Section 16 of the Exchange Act must be expressly approved by the Compensation Committee.

     Shares Subject to the Plan

     The Company has authorized 750,000 shares of the Company’s Common Stock for issuance pursuant to Awards under the Plan. This proposed share reserve is based on the Company’s projections of internal share requirements over the next several years to provide competitive and meaningful long-term incentive opportunities to employees of the Company. Awards and the shares authorized under the Plan are subject to adjustment as described below under “Changes in Capital Structure.” If any Award granted under the Plan expires or is canceled, forfeited, settled in cash or otherwise terminated without delivery of shares to a participant, the undelivered shares will again become available for Awards under the Plan.

     Eligibility

     The following individuals will be eligible to participate in the Plan: (i) each employee of the Company or its affiliates, of which there were approximately 4,086 at December 27, 2008, (ii) each non-employee director of the Company or its affiliates, of which there are currently 6, (iii) individuals who are not employees or directors of the Company or its affiliates but nonetheless provide substantial services to the Company or its affiliates, and who are designated as eligible by the Compensation Committee, and (iv) prospective employees of the Company or its affiliates, although such individuals may not receive any payment or exercise any rights relating to Awards until they have actually commenced employment.

     Grants of Awards

     The Compensation Committee may grant awards of non-qualified stock options, incentive stock options, restricted stock awards, performance awards, stock appreciation rights, restricted stock unit awards, and other stock-based awards.

     Stock Options. The Plan provides for the grant of both incentive stock options, within the meaning of Section 422(b) of the Internal Revenue Code, and non-qualified stock options. A stock option granted under the Plan provides a participant with the right to purchase, within a specified period of time, a stated number of shares of Common Stock at the price specified in the applicable Award agreement. The exercise price applicable to a stock option will be set by the Compensation Committee at the time of grant, and to the extent intended to avoid treatment as nonqualified deferred compensation under Section 409A of the Internal Revenue Code or to be considered “performance based compensation” under Section 162(m) of the Internal Revenue Code, will not be less than the fair market value of a share of Common Stock on the date of grant. Further, stock options may not be repriced without stockholder approval. Stock options will vest in accordance with the terms of the applicable Award agreement. The maximum term of an option granted under the Plan is ten years from the date of grant (or five years in the case of an incentive stock option granted to a 10% stockholder). Payment of the exercise price of an option may be made in cash, Common Stock, pursuant to a delivery of a notice of “net exercise,” or in any other form of consideration approved by the Compensation Committee. The Plan provides that participants terminated for “cause” (as such term is defined in the Plan) will forfeit all of their stock options, whether or not vested. In addition, participants terminated by reason of a “qualifying retirement” (as such term is defined in the Plan) will have their stock options continue to vest according to schedule and such options will remain exercisable until they expire. Participants terminated for any other reason will forfeit their unvested options, retain their vested options, and will have one year (in the case of a termination by reason of death or disability) or 90 days (in all other cases) following their termination date to exercise their vested options.

     Restricted Stock. An award of restricted stock is a grant of shares of Common Stock which are subject to limitations on transfer during a restricted period established in the applicable Award agreement. Except under extraordinary circumstances, no restricted stock Award may vest earlier than the first anniversary of the date of grant. Generally speaking, holders of restricted stock will generally have the rights and privileges of a stockholder with respect to their restricted stock. In the event a participant is terminated for any reason, the vesting with respect to the participant’s restricted stock will cease, and as soon as practicable following the termination, the Company will repurchase all of such participant’s unvested shares of restricted stock at a purchase price equal to the original purchase price paid for the restricted stock, or if the original purchase price is equal to $0, the unvested shares of restricted stock will be forfeited by the participant to the Company for no consideration.

     Performance Awards. Performance awards (classified as either performance shares or performance units) represent the right to receive certain amounts based on the achievement of pre-determined performance goals during a designated performance period. The terms of each performance award will be set forth in the applicable Award agreement. The Compensation Committee will be responsible for setting the applicable performance goals, which will be limited to specific levels of or increases in one or more of the following: return on equity; diluted earnings per share; net earnings; total earnings; earnings growth; return on capital; working capital turnover; return on assets; earnings before interest and taxes (EBIT); earnings before interest, taxes, depreciation and amortization (EBITDA); sales; sales growth; gross margin; return on investment; increase in the fair market value per share; share price (including but not limited to, growth measures and total stockholder return); operating profit; cash flow (including, but not limited to, operating cash flow and free cash flow); cash flow return on investment (which equals net cash flow divided by total capital); inventory turns; financial return ratios; total return to stockholders; market share; earnings measures/ratios; economic value added; balance sheet measurements including (but not limited to receivable turnover); internal rate of return; or expense targets. Performance awards which have been earned as a result of the relevant performance goals being achieved may be paid in the form of cash, Common Stock or other Awards under the Plan (or some combination thereof). If a participant is terminated, the participant will forfeit all performance awards held by such participant.

     Other Stock-Based Awards. The Plan authorizes the Compensation Committee to grant other Awards that may be denominated in, payable in, valued in, or otherwise related to shares of Common Stock, including, but not limited to, restricted stock units and stock appreciation rights. Such awards and the terms applicable to such Awards will be set forth in Award agreements.

     General. All Awards granted under the Plan will be subject to incentive compensation clawback and recoupment policies implemented by the Board from time to time. In addition, the Compensation Committee may modify the terms of any Awards granted to participants located outside the United States in a manner deemed by the Compensation Committee to be necessary or appropriate in order that such Awards confirm with the laws of the country or countries where such participants are located.

     Changes in Capital Structure

     In the event of any change in the outstanding Common Stock or the capital structure of the Company, the declaration of any extraordinary dividend, or any change in applicable laws or circumstances which results or could result in the substantial dilution or enlargement of participants’ rights under the Plan, the Compensation Committee shall adjust the aggregate number of shares of Common Stock which may be granted pursuant to Awards, the number of shares of Common Stock covered by outstanding Awards under the Plan, and the per-share price of outstanding Awards under the Plan.

     Corporate Events

     Under the Plan, unless otherwise provided in an Award agreement, in the event of a “corporate event” (as defined in the Plan), the Compensation Committee may, in its discretion, provide for any one or more of the following: (i) require that outstanding Awards be assumed or substituted in connection with such event, (ii) accelerate the vesting of any outstanding Awards upon the consummation of such event, (iii) cancel outstanding Awards upon the consummation of such event and provide Award holders with the per-share consideration being received by the Company’s stockholders in connection with such event in exchange for their Awards, or (iv) replace outstanding Awards with a cash incentive program that preserves the value of the replaced Awards and contains identical vesting conditions.

     Non-Transferability of Awards

     Except as otherwise provided by the Compensation Committee, the Plan provides that stock options and performance awards are generally nontransferable other than by will or the laws of descent and distribution, and that restricted stock is generally nontransferable.

     Termination and Amendment

     The Board may amend or terminate the Plan at any time, except that no amendment may, without stockholder approval, violate the stockholder approval requirements of the national securities exchange on which the Common Stock is principally listed. Unless sooner terminated, the Plan will terminate on the date before the tenth anniversary of the date the Plan was adopted by the Board.

     U.S. Federal Income Tax Consequences Related to Options

     The following is a brief discussion of the U.S. federal income tax consequences for options granted under the Plan. The Plan is not qualified under Section 401(a) of the Internal Revenue Code. This discussion is not intended to be exhaustive and does not describe state or local taxes consequences, and holders of options under the Plan should consult with their own tax advisors.

     Except as noted below for corporate “insiders,” with respect to nonqualified stock options, (i) no income is realized by the optionee at the time the option is granted; (ii) generally, at exercise, ordinary income is realized by the optionee in an amount equal to the difference between the option price paid for the shares and the fair market value of the shares, if unrestricted, on the date of exercise, and the optionee’s employer is generally entitled to a tax deduction in the same amount subject to applicable tax withholding requirements; and (iii) upon a subsequent sale of the stock received on exercise, appreciation (or depreciation) after the date of exercise is treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held.

     No taxable income is realized by an optionee upon the grant or exercise of an incentive stock option. If stock is issued to an optionee pursuant to the exercise of an incentive stock option, and if no disqualifying disposition of such shares is made by such optionee within two years after the date of grant or within one year after the transfer of such shares to such optionee, then (i) upon sale of such shares, any amount realized in excess of the option price will be taxed to such optionee as a long-term capital gain, and any loss sustained will be a long-term capital loss, and (ii) no deduction will be allowed to the optionee’s employer for federal income tax purposes.

     Except as noted below for corporate “insiders,” if the stock acquired upon the exercise of an incentive stock option is disposed of prior to the expiration of either holding period described above, generally (i) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of such shares at exercise (or, if less, the amount realized on the disposition of such shares) over the option price paid for such shares and (ii) the optionee’s employer will be entitled to deduct such amount for federal income tax purposes if the amount represents an ordinary and necessary business expense. Any further gain (or loss) realized by the optionee will be taxed as short-term or long-term capital gain (or loss), as the case may be, and will not result in any deduction by the employer.

     Subject to certain exceptions for disability or death, if an incentive stock option is exercised more than three months following termination of employment, the exercise of the option will generally be taxed as the exercise of a nonqualified stock option.

     For purposes of determining whether an optionee is subject to any alternative minimum tax liability, an optionee who exercises an incentive stock option will generally be required to increase his alternative minimum taxable income and compute the tax basis in the stock so acquired, in the same manner as if the optionee had exercised a nonqualified stock option. Each optionee is potentially subject to the alternative minimum tax. In substance, a taxpayer is required to pay the higher of his alternative minimum tax liability and his “regular” income tax liability. As a result, a taxpayer has to determine his potential liability under both tax schemes.

     As a result of the rules under Section 16(b) of the Exchange Act, depending upon the particular exemption from the provisions of Section 16(b) utilized, “insiders” (as defined in Section 16(b)) may not receive the same tax treatment as set forth above with respect to the grant and/or exercise of options. Generally, insiders will not be subject to taxation until the expiration of any period during which they are subject to the liability provisions of Section 16(b) with respect to any particular option. Insiders should check with their own tax advisers to ascertain the appropriate tax treatment for any particular option.

     New Plan Benefits

     Because awards to be granted in the future under the Plan are at the discretion of the Compensation Committee, it is not possible to determine the benefits or the amounts received or that will be received under the Plan by eligible participants.

     Proposed Action

     Approval of the Plan proposal requires the affirmative vote of a majority of the votes cast at the Annual Meeting by the stockholders present in person or by proxy and entitled to vote thereon, provided that the total vote cast on the proposal represents over 50% in interest of all securities entitled to vote on the proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE THEIR SHARES FOR THE PROPOSAL OF THE ADOPTION OF THE 2009 STOCK INCENTIVE PLAN.

     STOCKHOLDER PROPOSAL REGARDING BOARD MEMBERSHIP

     The Domestic and Foreign Missionary Society of the Episcopal Church, 815 Second Avenue, New York, New York 10017, which beneficially holds 16,000 shares of Common Stock, has given notice of its intention to present the following stockholder proposal at the Annual Meeting. In accordance with the rules of the Securities and Exchange Commission, the text of their resolution and supporting statement is set forth verbatim below. Approval of this stockholder proposal requires the affirmative vote of a majority of the votes cast at the Annual Meeting by the stockholders present in person or by proxy and entitled to vote thereon.

Board inclusiveness

     WHEREAS:

     In response to the recent corporate scandals, the U.S. Congress (Sarbanes-Oxley Act), the stock exchanges and the SEC each have taken actions to enhance the independence, accountability and responsiveness of corporate boards, including requiring greater board and committee independence. We believe that in order to achieve such independence it is necessary for corporations to abandon the cozy clubbiness that has all too often characterized boards in the past.

     As companies seek new board members to meet the new independence standards, there is a unique opportunity to enhance diversity on the board. A number of corporations have included their commitment to board diversity (by sex and race) in the Charter for their nominating committees (a charter now being required for NYSE and NASDAQ listed companies). We believe that the judgments and perspectives that women and members of minority groups bring to board deliberations improve the quality of board decision making, are likely to reduce the clubbiness of the board, and will enhance business performance by enabling a company to respond more effectively to the needs of customers worldwide.

     We note that a minority of companies in the S&P 500 have all white male boards and that many have several women and/or minorities on their board. We believe that many publicly held corporations have benefited from the perspectives brought by their many well-qualified board members who are women or minority group members. Thus, Sun Oil’s former CEO, Robert Campbell, stated (Wall Street Journal, 8/12/96): “Often what a woman or minority person can bring to the board is some perspective a company has not had before-adding some modern-day reality to the deliberation process. Those perspectives are of great value, and often missing from an excluded gathering. They can also be inspirational to the company’s diverse workforce.”

     Increasingly, institutional investors have supported the call for greater board diversity. For example, the 2003 corporate governance guidelines of America’s largest institutional investor (TIAA-CREF) call for “diversity of directors by experience, sex, age, and race.”

     WHEREAS

     Mueller Industries currently has a distinguished board of seven persons (eight as of January 1, 2008), all of whom are white males;

     We believe that our Board should take every reasonable step to ensure that women and persons from minority racial groups are in the pool from which Board nominees are chosen; therefore be it

     RESOLVED that the shareholders request the Board:

1.	In connection with its search for suitable Board candidates, to ensure that women and persons from minority racial groups are among those it considers for nomination to the Board.

2.	To publicly commit itself to a policy of board inclusiveness, including steps to be taken and a timeline for implementing that policy.

3.	To report to shareholders, at reasonable expense, by September 2009:

a. On its efforts to encourage diversified representation on the board

b.	Whether, in the nominating committee’s charter or its procedures, diversity is included as a criterion in selecting the total membership of the Board.

SUPPORTING STATEMENT

     We urge the Board to enlarge its search for qualified members by casting a wider net for qualified candidates.

BOARD OF DIRECTORS STATEMENT AND RECOMMENDATION
AGAINST STOCKHOLDER PROPOSAL

     Mueller seeks the most qualified directors it can find based on integrity, experience, competence, specific skills and knowledge and a commitment to the interests of our company and its various constituencies.

     We do not exclude any potential candidate based on gender, color of skin, ethnic origin, political affiliation, religious preference, sexual orientation, etc. We consider all qualified candidates in our search for the best persons to serve as directors. Should the election of the best available candidates result in women or persons of color being added to our Board, that would be entirely consistent with our objective of having the most qualified persons serve on our Board. Mueller has no prejudice against anyone.

     The record shows that we have been successful in attracting an outstanding Board. We believe Mueller is the most successful and admired company in our industry. Moreover, several years ago Forbes Magazine listed the 100 Most Trustworthy Companies in America. Mueller had the honor of being chosen as No. 7 on the list, only 1 point shy of tying for the No. 1 position.

     We are proud of our Board’s record and commitment to excellence. For example, Mueller had the foresight to prepare for the current financial turbulence by aggressively strengthening its balance sheet. Consequently, Mueller has a strong balance sheet with limited leverage and, as of December 27, 2008, had over $275 million in cash on hand.

     The Board believes a fixed timeline for implementing the proposed shareholder resolution would not achieve the best possible Board for Mueller and would result in incremental costs without providing corresponding benefits to Mueller and its stockholders. The proposal is not in the best interests of Mueller and its stockholders, which interests are best served by permitting the Board the flexibility to seek highly qualified directors.

     Mueller’s stockholders should continue to elect to our Board the very best available director candidates. Attracting and selecting the best people has been the key to Mueller’s success and we must not compromise that principle.

     The proposed resolution is neither necessary nor wise because Mueller is already committed to nominating the best director candidates, and that includes women and persons of color.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE THEIR SHARES AGAINST THE STOCKHOLDER PROPOSAL REGARDING BOARD MEMBERSHIP. PROXIES RECEIVED BY THE COMPANY WILL BE VOTED AGAINST THIS PROPOSAL UNLESS THE STOCKHOLDER SPECIFIES OTHERWISE IN THE PROXY.

STOCKHOLDER NOMINATIONS FOR BOARD MEMBERSHIP
AND OTHER PROPOSALS FOR 2010 ANNUAL MEETING

     It is anticipated that the next Annual Meeting after the one scheduled for May 7, 2009 will be held on or about May 6, 2010. The Company’s Bylaws require that, for nominations of directors or other business to be properly brought before an Annual Meeting, written notice of such nomination or proposal for other business must be furnished to the Company. Such notice must contain certain information concerning the nominating or proposing stockholder and information concerning the nominee and must be furnished by the stockholder (who must be entitled to vote at the meeting) to the Secretary of the Company, in the case of the Annual Meeting to be held in 2010, no earlier than February 6, 2010 and no later than March 8, 2010. A copy of the applicable provisions of the Bylaws may be obtained by any stockholder, without charge, upon written request to the Secretary of the Company at the address set forth below.

     In addition to the foregoing, and in accordance with the rules of the SEC, in order for a stockholder proposal, relating to a proper subject, to be considered for inclusion in the Company’s proxy statement and form of proxy relating to the Annual

Meeting to be held in 2010, such proposal must be received by the Secretary of the Company by November 26, 2009 in the form required under and subject to the other requirements of the applicable rules of the SEC. If the date of the Annual Meeting to be held in 2010 is changed to a date more than 30 days earlier or later than May 7, 2010, the Company will inform the stockholders in a timely fashion of such change and the date by which proposals of stockholders must be received for inclusion in the proxy materials. Any such proposal should be submitted by certified mail, return receipt requested, or other means, including electronic means, that allow the stockholder to prove the date of delivery.

OTHER MATTERS TO COME BEFORE THE ANNUAL MEETING

     If any matter not described herein should properly come before the Annual Meeting, the persons named in the proxy will vote the shares represented by them as they deem appropriate. At the date of this Proxy Statement, the Company knew of no other matters which might be presented for stockholder action at the Annual Meeting.

SECTION 16(a) BENEFICIAL OWNERSHIP COMPLIANCE REPORTING

     Based solely upon its review of Forms 3 and 4 received by it and written representations from certain reporting persons that no Forms 5 were required for those persons, the Company believes that (except as set forth below) during 2008 all filing requirements applicable to its officers, directors and ten percent stockholders were complied with.

     On July 25, 2008, Messrs. O’Hagan and McKee were granted employee stock options under the Company’s long-term equity incentive program, but we inadvertently failed to timely file a Section 16(a) report for each of them. The stock option awards were reported on August 20, 2008.

OTHER INFORMATION

     Consolidated financial statements for the Company are included in the Annual Report to Stockholders for the year ended December 27, 2008 that accompanies this Proxy Statement. These financial statements are also on file with the SEC,

100 F Street, N.E., Washington, D.C. 20549 and with the NYSE. The Company’s SEC filings are also available at the Company’s website at www.muellerindustries.com or the SEC’s website at www.sec.gov.

     A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K AS FILED FOR THE YEAR ENDED DECEMBER 27, 2008 (EXCLUDING EXHIBITS) OR, AS NOTED HEREIN, ANY OF THE COMPANY’S BOARD COMMITTEE CHARTERS, CORPORATE GOVERNANCE GUIDELINES, OR CODE OF ETHICS WILL BE FURNISHED, WITHOUT CHARGE, BY WRITING TO GARY C. WILKERSON, SECRETARY, MUELLER INDUSTRIES, INC., AT THE COMPANY’S PRINCIPAL PLACE OF BUSINESS (8285 TOURNAMENT DRIVE, SUITE 150, MEMPHIS, TENNESSEE 38125). UPON RECEIPT BY WRITING TO THE FOREGOING ADDRESS, THE COMPANY WILL ALSO FURNISH ANY OTHER EXHIBIT OF THE ANNUAL REPORT ON FORM 10-K UPON ADVANCE PAYMENT OF THE REASONABLE OUT-OF-POCKET EXPENSES OF THE COMPANY RELATED TO THE COMPANY’S FURNISHING OF SUCH EXHIBIT.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS

Important Notice Regarding the Availability of Proxy Materials for the 2009 Annual General Meeting to be held on May 7, 2009.

The Proxy Statement and Annual Report are available at
HTTP://WWW.PROXYVOTE.COM

     You will need the Control Number included on your proxy card. For the date, time, and location of the Annual General Meeting, please refer to “Solicitation of Proxies.” For information on how to attend and vote in person at the Annual General Meeting, an identification of the matters to be voted upon at the Annual General Meeting and the Board’s recommendations regarding those matters, please refer to “Solicitation of Proxies,” “Election of Directors”, “Appointment of Independent Registered Accounting Firm”, “Proposal to Approve the 2009 Stock Incentive Plan” and “Stockholder Proposal Regarding Board Membership.”

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

     The SEC has enacted a rule that allows multiple investors residing at the same address the convenience of receiving a single copy of annual reports, proxy statements, prospectuses and other disclosure documents if they consent to do so. This is known as “Householding.” Please note, if you do not respond, Householding will start 60 days after the mailing of this notice. We will allow Householding only upon certain conditions. Some of those conditions are:

■	You agree to or do not object to the Householding of your materials,

■	You have the same last name and exact address as another investor(s).

     If these conditions are met, and SEC regulations allow, your household will receive a single copy of annual reports, proxy statements, prospectuses and other disclosure documents.

     You may revoke a prior Householding consent at any time by contacting Broadridge, either by calling toll-free at (800) 542-1061, or by writing to Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York, 11717. We will remove you from the Householding program within 30 days of receipt of your response, following which you will receive an individual copy of our disclosure document.

By order of the Board of Directors

Gary C. Wilkerson
Corporate Secretary

Appendix I

MUELLER INDUSTRIES, INC.
2009 STOCK INCENTIVE PLAN

          1. Purpose.

          The purpose of the Plan is to assist the Company in attracting, retaining, motivating and rewarding certain key employees, officers, directors and consultants of the Company and its Affiliates, and promoting the creation of long-term value for stockholders of the Company by closely aligning the interests of such individuals with those of such stockholders. The Plan authorizes the award of Stock-based incentives to Eligible Persons to encourage such persons to expend their maximum efforts in the creation of stockholder value.

          2. Definitions.

          For purposes of the Plan, the following terms shall be defined as set forth below:

          (a) “Affiliate” means, with respect to any entity, any other entity that, directly or indirectly through one or more intermediaries, controls, is controlled by or is under common control with, such entity.

          (b) “Award” means any Option, Restricted Stock, Restricted Stock Unit, Stock Appreciation Right, Performance Award or other Stock-based award granted under the Plan.

          (c) “Board” means the Board of Directors of the Company.

          (d) “Cause” means, in the absence of an effective employment agreement between a Participant and the Employer otherwise defining Cause, (i) a Participant’s conviction of or indictment for any crime (whether or not involving the Company or its Affiliates) (A) constituting a felony or (B) that has, or could reasonably be expected to result in, an adverse impact on the performance of Holder’s duties to the Employer, or otherwise has, or could reasonably be expected to result in, an adverse impact to the business or reputation of the Company or its Affiliates; (ii) conduct of the Holder, in connection with his or her employment, that has, or could reasonably be expected to result in, material injury to the business or reputation of the Company or its Affiliates; (iii) any material violation of the policies of the Company or its Affiliates, including, but not limited to those relating to sexual harassment, the disclosure or misuse of confidential information, or those set forth in the manuals or statements of policy of the Company or its Affiliates; or (v) willful neglect in the performance of the Holder’s duties for the Employer or willful or repeated failure or refusal to perform such duties; provided, however, that if, subsequent to the Holder’s termination of employment (whether voluntary or involuntary) without Cause, it is discovered that the Holder’s employment could have been terminated for Cause, such Holder’s employment shall be deemed to have been terminated for Cause. In the event there is an effective employment agreement between a Participant and the Employer defining Cause, “Cause” shall have the meaning provided in such agreement, and a termination by the Employer for Cause hereunder shall not be deemed to have occurred unless all applicable notice and cure periods in such employment agreement are complied with.

          (e) “Change in Control” means:

          (i) a change in ownership or control of the Company effected through a transaction or series of transactions (other than an offering of Stock to the general public through a registration statement filed with the Securities and Exchange Commission) whereby any “person” (as defined in Section 3(a)(9) of the Exchange Act) or any two or more persons deemed to be one “person” (as used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act), other than the Company or any of its Affiliates, or an employee benefit plan maintained by the Company or any of its Affiliates, directly or indirectly acquire “beneficial ownership” (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Company possessing more than fifty percent (50%) of the total combined voting power of the Company’s securities outstanding immediately after such acquisition;

          (ii) the date upon which individuals who, as of the Effective Date, constitute the Board (the “Incumbent Board”), cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board; or

          (iii) the sale or disposition, in one or a series of related transactions, of all or substantially all of the assets of the Company to any “person” (as defined in Section 3(a)(9) of the Exchange Act) or to any two or more persons deemed to be one “person” (as used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act) other than the Company’s Affiliates.

          (f) “Code” means the Internal Revenue Code of 1986, as amended from time to time, including regulations thereunder and successor provisions and regulations thereto.

          (g) “Committee” means the Board or such other committee appointed by the Board consisting of two or more individuals.

          (h) “Company” means Mueller Industries, Inc., a Delaware corporation.

          (i) “Disability” means, in the absence of any employment agreement between a Participant and the Employer otherwise defining Disability, the permanent and total disability of such Participant within the meaning of Section 22(e)(3) of the Code. In the event there is an employment agreement between a Participant and the Employer defining Disability, “Disability” shall have the meaning provided in such agreement.

          (j) “Disqualifying Disposition” means any disposition (including any sale) of Stock acquired by exercise of an Incentive Stock Option made within the period which is either (i) two years after the date the Participant was granted the Incentive Stock Option, or (ii) one year after the date the Participant acquired Stock by exercising the Incentive Stock Option.

          (k) “Effective Date” shall mean February 12, 2009.

          (l) “Eligible Person” means (i) each employee of the Company or of any of its Affiliates, including each such person who may also be a director of the Company and/or its Affiliates; (ii) each non-employee director of the Company and/or its Affiliates; (iii) each other person who provides substantial services to the Company and/or its Affiliates and who is designated as eligible by the Committee; and (iv) any person who has been offered employment by the Company or its Affiliates; provided, that such prospective employee may not receive any payment or exercise any right relating to an Award until such person has commenced employment with the Company or its Affiliates. An employee on an approved leave of absence may be considered as still in the employ of the Company or its Affiliates for purposes of eligibility for participation in the Plan.

          (m) “Employer” means either the Company or an Affiliate of the Company that the Participant (determined without regard to any transfer of an Award) is principally employed by or provides services to, as applicable.

          (n) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, including rules thereunder and successor provisions and rules thereto.

          (o) “Expiration Date” means the date upon which the term of an Option expires, as determined under Section 5(b) hereof.

          (p) “Fair Market Value” means, as of any date when the Stock is listed on one or more national securities exchanges, the closing price reported on the principal national securities exchange on which such Stock is listed and traded on the date of determination. If the Stock is not listed on an exchange, or representative quotes are not otherwise available, the Fair Market Value shall mean the amount determined by the Board in good faith, and in a manner consistent with Section 409A of the Code, to be the fair market value per share of Stock.

          (q) “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

          (r) “Nonqualified Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

          (s) “Option” means a conditional right, granted to a Participant under Section 5 hereof, to purchase Stock at a specified price during specified time periods. Certain Options granted under the Plan are intended to qualify as Incentive Stock Options.

          (t) “Option Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of an individual Option grant.

          (u) “Participant” means an Eligible Person who has been granted an Award under the Plan, or if applicable, such other person or entity who holds an Award.

          (v) “Performance Award” means an Award granted to a Participant under Section 7 hereof, which is subject to the achievement of Performance Objectives during a Performance Period. A Performance Award shall be designated as a “Performance Share” or a “Performance Unit” at the time of grant.

          (w) “Performance Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of an individual Performance Award grant.

          (x) “Performance Objectives” means the performance objectives established pursuant to this Plan for Participants who have received Performance Awards.

          (y) “Performance Period” means the period designated for the achievement of Performance Objectives.

          (z) “Plan” means this Mueller Industries, Inc. 2009 Stock Incentive Plan.

          (aa) “Qualified Member” means a member of the Committee who is a “Non-Employee Director” within the meaning of Rule 16b-3 and an “outside director” within the meaning of Regulation 1.162-27(c) under Code Section 162(m).

          (bb) “Qualifying Retirement” means the Termination by a Participant who has (i) attained age 65 and has completed ten or more years of service with the Company or its Affiliates, or (ii) had such Termination approved by the Board as a Qualifying Retirement under the Plan.

          (cc) “Restricted Stock” means Stock granted to a Participant under Section 6 hereof that is subject to certain restrictions and to a risk of forfeiture.

          (dd) “Restricted Stock Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of an individual Restricted Stock grant.

          (ee) “Restricted Stock Unit” means a notional unit representing the right to receive one share of Stock (or the cash value of one share of Stock, if so determined by the Committee) on a specified settlement date.

          (ff) “Securities Act” means the Securities Act of 1933, as amended from time to time, including rules thereunder and successor provisions and rules thereto.

          (gg) “Stock” means the Company’s Common Stock, par value $0.01 per share, and such other securities as may be substituted for such stock pursuant to Section 9 hereof.

          (hh) “Stock Appreciation Right” means a conditional right to receive an amount equal to the value of the appreciation in the Stock over a specified period. Except in the event of extraordinary circumstances, as determined in the sole discretion of the Committee, or pursuant to Section 9(b) below, Stock Appreciation Rights shall be settled in Stock.

          (ii) “Termination” means the termination of a Participant’s employment or service, as applicable, with the Employer; provided, however, that, if so determined by the Committee at the time of any change in status in relation to the Employer (e.g., a Participant ceases to be an employee and begins providing services as a consultant, or vice versa), such change in status will not be deemed to be a Termination hereunder. Unless otherwise determined by the Committee, in the event that any Employer ceases to be an Affiliate of the Company (by reason of sale, divesture, spin-off or other similar transaction), unless a Participant’s employment or service is transferred to another entity that would constitute an Employer immediately following such transaction, any Participants employed by or providing services to such former Employer shall be deemed to have suffered a Termination hereunder as of the date of the consummation of such transaction.

          3. Administration.

          (a) Authority of the Committee. Except as otherwise provided below, the Plan shall be administered by the Committee. The Committee shall have full and final authority, in each case subject to and consistent with the provisions of the Plan, to (i) select Eligible Persons to become Participants; (ii) grant Awards; (iii) determine the type, number of shares of Stock subject to, and other terms and conditions of, and all other matters relating to, Awards; (iv) prescribe Award agreements (which need not be identical for each Participant) and rules and regulations for the administration of the Plan; (v) construe and interpret the Plan and Award agreements and correct defects, supply omissions, or reconcile inconsistencies therein; (vi) suspend the right to exercise Awards during any period that the Committee deems appropriate to comply with applicable securities laws, and thereafter extend the exercise period of an Award by an equivalent period of time; and (vii) make all other decisions and determinations as the Committee may deem necessary or advisable for the administration of the Plan. Any action of the Committee shall be final, conclusive and binding on all persons, including, without limitation, the Company, its Affiliates, Eligible Persons, Participants and beneficiaries of Participants.

          (b) Manner of Exercise of Committee Authority. At any time that a member of the Committee is not a Qualified Member, (i) any action of the Committee relating to an Award intended by the Committee to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code may be taken by a subcommittee, designated by the Committee or the Board, composed solely of two or more Qualified Members (a “Qualifying Committee”); and (ii) any action relating to an Award granted or to be granted to a Participant who is then subject to Section 16 of the Exchange Act in respect of the Company may be taken either by such a Qualifying Committee, or by the Committee but with each such member who is not a Qualified Member abstaining or recusing himself or herself from such action; provided, that upon such abstention or recusal, the Committee remains composed of two or more Qualified Members. Any action authorized by such a

Qualifying Committee or by the Committee upon the abstention or recusal of such non-Qualified Member(s) shall be deemed to be the action of the Committee for purposes of the Plan. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee.

          (c) Delegation. To the extent permitted by applicable law, the Committee may delegate to officers or employees of the Company or any of its Affiliates, or committees thereof, the authority, subject to such terms as the Committee shall determine, to perform such functions, including but not limited to administrative functions, as the Committee may determine appropriate. The Committee may appoint agents to assist it in administering the Plan. Notwithstanding the foregoing or any other provision of the Plan to the contrary, any Award granted under the Plan to any person or entity who is not an employee of the Company or any of its Affiliates or to any person who is subject to Section 16 of the Exchange Act shall be expressly approved by the Committee.

          (d) Section 409A. The Committee shall take into account compliance with Section 409A of the Code in connection with any grant of an Award under the Plan, to the extent applicable.

          4. Shares Available Under the Plan.

          (a) Number of Shares Available for Delivery. Subject to adjustment as provided in Section 9 hereof, the total number of shares of Stock reserved and available for delivery in connection with Awards under the Plan shall be 750,000, all of which may be issued or transferred upon exercise or settlement of Incentive Stock Options. Shares of Stock delivered under the Plan shall consist of authorized and unissued shares or previously issued shares of Stock reacquired by the Company on the open market or by private purchase.

          (b) Share Counting Rules. The Committee may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards) and make adjustments if the number of shares of Stock actually delivered differs from the number of shares previously counted in connection with an Award. To the extent that an Award expires or is canceled, forfeited, settled in cash or otherwise terminated without a delivery to the Participant of the full number of shares to which the Award related, the undelivered shares will again be available for grant. Shares withheld in payment of the exercise price or taxes relating to an Award and shares equal to the number surrendered in payment of any exercise price or taxes relating to an Award shall be deemed to constitute shares not delivered to the Participant and shall be deemed to again be available for Awards under the Plan; provided, however, that, where shares are withheld or surrendered more than ten years after the date of the most recent stockholder approval of the Plan or any other transaction occurs that would result in shares becoming available under this Section 4(b), such shares shall not become available if and to the extent that it would constitute a material revision of the Plan subject to stockholder approval under then applicable rules of the national securities exchange on which the Stock is listed.

          (c) 162(m) Limitation. Notwithstanding anything to the contrary herein, during any time that the Company is subject to Section 162(m) of the Code, the maximum number of shares of Stock with respect to which Options, Performance Awards and Stock Appreciation Rights (to the extent granted as an Award under the Plan) may be granted to any individual in any one year shall not exceed 100,000.

          5. Options.

          (a) General. Options may be granted to Eligible Persons in such form and having such terms and conditions as the Committee shall deem appropriate; provided, however, that Incentive Stock Options may only be granted to Eligible Persons who are employed by the Employer. The provisions of separate Options shall be set forth in an Option Agreement, which agreements need not be identical.

          (b) Term. The term of each Option shall be set by the Committee at the time of grant; provided, however, that no Option granted hereunder shall be exercisable after the expiration of ten (10) years from the date it was granted.

          (c) Exercise Price. The exercise price per share of Stock for each Option shall be set by the Committee at the time of grant; provided, however, that if an Option is intended (i) to not be considered “nonqualified deferred compensation” within the meaning of Section 409A of the Code, (ii) to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code and regulations thereunder, or (iii) to be an Incentive Stock Option, in each case, the applicable exercise price shall not be less than the Fair Market Value, subject to subsection (h) below in the case of any Incentive Stock Option.

          (d) Payment for Stock. Payment for shares of Stock acquired pursuant to Options granted hereunder shall be made in full, upon exercise of the Options, (i) in immediately available funds in United States dollars, or by certified or bank cashier’s check; (ii) by delivery of a notice of “net exercise” to the Company, pursuant to which the Participant shall receive the number of shares of Stock underlying the Options so exercised reduced by the number of shares of Stock equal to the aggregate exercise price of the Options divided by the Fair Market Value on the date of exercise; (iii) by delivery of shares of Stock having a value equal to the exercise price, or (iv) by any other means approved by the Committee. Anything herein to the contrary notwithstanding, if the Committee determines that any form of payment available hereunder would be in violation of Section 402 of the Sarbanes-Oxley Act of 2002, such form of payment shall not be available.

          (e) Vesting. Options shall vest and become exercisable in such manner, on such date or dates, or upon the achievement of performance or other conditions, in each case, as may be determined by the Committee and set forth in the Option Agreement; provided, however, that notwithstanding any such vesting dates, the Committee may in its sole discretion accelerate the vesting of any Option, which acceleration shall not affect the terms and conditions of any such Option other than with respect to vesting. Unless otherwise specifically determined by the Committee, the vesting of an Option shall occur only while the Participant is employed or rendering services to the Employer, and all vesting shall cease upon a Participant’s termination of employment or services with the Employer for any reason. If an Option is exercisable in installments, such installments or portions thereof which become exercisable shall remain exercisable until the Option expires.

          (f) Transferability of Options. An Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Participant only by the Participant. Notwithstanding the foregoing, Nonqualified Stock Options shall be transferable to the extent provided in the Option Agreement or otherwise determined by the Committee.

          (g) Termination of Employment or Service. Except as may otherwise be provided by the Committee in the Option Agreement:

          (i) In the event of a Participant’s Termination with the Employer prior to the Expiration Date for any reason other than (A) by the Employer for Cause, (B) by reason of the Participant’s death or Disability, or

(C) by reason of a Qualifying Retirement, (1) all vesting with respect to such Participant’s Options shall cease, (2) all of such Participant’s unvested Options shall expire as of the date of such Termination, and (3) all of such Participant’s vested Options shall remain exercisable until the earlier of the Expiration Date or the date that is ninety (90) days after the date of such Termination.

          (ii) In the event of a Participant’s Termination with the Employer prior to the Expiration Date by reason of such Participant’s death or Disability, (A) all vesting with respect to such Participant’s Options shall cease, (B) all of such Participant’s unvested Options shall expire as of the date of such Termination, and (C) all of such Participant’s vested Options shall expire on the earlier of the Expiration Date or the date that is twelve (12) months after the date of such Termination due to death or Disability of the Participant. In the event of a Participant’s death, such Participant’s Options shall remain exercisable by the person or persons to whom a Participant’s rights under the Options pass by will or the applicable laws of descent and distribution until its expiration, but only to the extent the Options were vested by such Participant at the time of such Termination due to death.

          (iii) In the event of a Participant’s Termination with the Employer prior to the Expiration Date by reason of a Qualifying Retirement, (A) all of such Participant’s Options shall continue to vest in accordance with their original vesting schedule as if no such termination had occurred, and (B) such Options shall remain exercisable until the Expiration Date.

          (iv) In the event of a Participant’s Termination with the Employer prior to the Expiration Date by the Employer for Cause, all of such Participant’s Options (whether or not vested) shall immediately expire as of the date of such Termination.

          (h) Special Provisions Applicable to Incentive Stock Options.

          (i) No Incentive Stock Option may be granted to any Participant who, at the time the option is granted, owns directly, or indirectly within the meaning of Section 424(d) of the Code, stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any parent or subsidiary thereof, unless such Incentive

Stock Option (A) has an exercise price of at least one hundred ten percent (110%) of the Fair Market Value on the date of the grant of such Option and (B) cannot be exercised more than five (5) years after the date it is granted.

          (ii) To the extent the aggregate Fair Market Value (determined as of the date of grant) of Stock for which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under all plans of the Company and its Affiliates) exceeds $100,000, such excess Incentive Stock Options shall be treated as Nonqualified Stock Options.

          (iii) Each Participant who receives an Incentive Stock Option must agree to notify the Company in writing immediately after the Participant makes a Disqualifying Disposition of any Stock acquired pursuant to the exercise of an Incentive Stock Option.

          6. Restricted Stock.

          (a) General. Restricted Stock granted hereunder shall be in such form and shall contain such terms and conditions as the Committee shall deem appropriate. The terms and conditions of each Restricted Stock grant shall be evidenced by a Restricted Stock Agreement, which agreements need not be identical. Subject to the restrictions set forth in Section 6(b), except as otherwise set forth in the applicable Restricted Stock Agreement, the Participant shall generally have the rights and privileges of a stockholder as to such Restricted Stock, including the right to vote such Restricted Stock. Unless otherwise set forth in a Participant’s Restricted Stock Agreement, cash dividends and stock dividends, if any, with respect to the Restricted Stock shall be withheld by the Company for the Participant’s account, and shall be subject to forfeiture to the same degree as the shares of Restricted Stock to which such dividends relate. Except as otherwise determined by the Committee, no interest will accrue or be paid on the amount of any cash dividends withheld.

          (b) Restrictions on Transfer. In addition to any other restrictions set forth in a Participant’s Restricted Stock Agreement, until such time that the Restricted Stock has vested pursuant to the terms of the Restricted Stock Agreement, which vesting the Committee may in its sole discretion accelerate at any time, the Participant shall not be permitted to sell, transfer, pledge, or otherwise encumber the Restricted Stock. Notwithstanding anything contained herein to the contrary, the

Committee shall have the authority to remove any or all of the restrictions on the Restricted Stock whenever it may determine that, by reason of changes in applicable laws or other changes in circumstances arising after the date of the Restricted Stock Award, such action is appropriate.

          (c) Certificates. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, the Committee may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock, that the Company retain physical possession of the certificates, and that the Participant deliver a stock power to the Company, endorsed in blank, relating to the Restricted Stock. Notwithstanding the foregoing, the Committee may determine, in its sole discretion, that the Restricted Stock shall be held in book entry form rather than delivered to the Participant pending the release of the applicable restrictions.

          (d) Termination of Employment or Service. Except as may otherwise be provided by the Committee in the Restricted Stock Agreement, in the event of a Participant’s Termination with the Employer for any reason prior to the time that such Participant’s Restricted Stock has vested, (i) all vesting with respect to such Participant’s Restricted Stock shall cease, and (ii) as soon as practicable following such Termination, the Company shall repurchase from the Participant, and the Participant shall sell, all of such Participant’s unvested shares of Restricted Stock at a purchase price equal to the original purchase price paid for the Restricted Stock, or if the original purchase price is equal to $0, such unvested shares of Restricted Stock shall be forfeited by the Participant to the Company for no consideration as of the date of such Termination.

          7. Performance Awards.

          (a) General. The Board may from time to time authorize grants of Performance Awards to Participants upon such terms and conditions as the Board may determine in accordance with provisions of this Section 7. The terms and conditions of each Performance Award grant shall be evidenced by a Performance Award Agreement, which agreements need not be identical.

          (b) Value of Performance Units and Performance Shares. Each Performance Unit shall have an initial value that is established by the Committee at the time of grant. Each Performance Share shall have an initial value equal to the Fair Market Value of the Stock on the date of grant. In addition to any other non-performance terms included in the Performance Award Agreement, the Committee shall set the applicable Performance Objectives in its discretion which, depending on the extent to which they are met, will determine the value and/or number of Performance Units or Performance Shares, as the case may be, that will be paid out to the Participant.

          (c) Earning of Performance Units and Performance Shares. Upon the expiration of the applicable Performance Period, the holder of Performance Units or Performance Shares, as the case may be, shall be entitled to receive payout on the value and number of the applicable Performance Units or Performance Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance goals have been achieved and any other non-performance terms met.

          (d) Form and Timing of Payment of Performance Units and Performance Shares. Payment of earned Performance Units and Performance Shares shall be as determined by the Committee and as evidenced in the Performance Award Agreement. Subject to the terms of the Plan, the Committee, in its sole discretion, may pay earned Performance Units and Performance Shares in the form of cash, Stock or other Awards (or in a combination thereof) equal to the value of the earned Performance Units or Performance Shares, as the case may be, at the close of the applicable Performance Period, or as soon as practicable after the end of the Performance Period. Any Stock may be granted subject to any restrictions deemed appropriate by the Committee. The determination of the Committee with respect to the form of payout of such Awards shall be set forth in the Performance Award Agreement pertaining to the grant of the Performance Award.

          (e) Nontransferability. Except as otherwise provided in a Performance Award Agreement or otherwise at any time by the Committee, Performance Units and Performance Shares may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Performance Award Agreement or otherwise determined at any time by the Committee, a Participant’s rights under the Plan shall be exercisable during his or her lifetime only by such Participant.

          (f) Termination of Employment or Service. Except as may otherwise be provided by the Committee in the Performance Award Agreement, if, prior to the time that the applicable Performance Period has expired, a Participant undergoes a Termination with the Employer for any reason, all of such Participant’s Performance Awards shall be forfeited by the Participant to the Company for no consideration.

          (g) Performance Objectives.

          (i) Each Performance Award shall specify the Performance Objectives that must be achieved before such Award shall become vested and payable. The Committee may adjust such Performance Objectives if, in the sole judgment of the Committee, events or transactions have occurred after the grant that are unrelated to the performance of the Company and/or Participant and result in distortion of the Performance Objectives. The Company also may specify a minimum acceptable level of achievement below which no payment will be made and may set forth a formula for determining the amount of any payment to be made if performance is at or above such minimum acceptable level but falls short of the maximum achievement of the specified Performance Objectives.

          (ii) Performance Objectives may be described in terms of Company-wide objectives or objectives that are related to the performance of an individual Participant or the Employer, division, department or function within the Company or Employer in which the Participant is employed. Performance Objectives may be measured on an absolute or relative basis. Relative performance may be measured by comparison to a group of peer companies or to a financial market index. Performance Objectives shall be limited to specified levels of or increases in one or more of the following: return on equity; diluted earnings per share; net earnings; total earnings; earnings growth; return on capital; working capital turnover; return on assets; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; sales; sales growth; gross margin; return on investment; increase in the fair market value per share; share price (including but not limited to, growth measures and total stockholder return); operating profit; cash flow (including, but not limited to, operating cash flow and free cash flow); cash flow return on investment (which equals net cash flow divided by total capital); inventory turns; financial return ratios; total return to stockholders; market share; earnings measures/ratios; economic value added; balance sheet measurements including (but not limited to receivable turnover); internal rate of return; or expense targets.

          (iii) The Committee shall adjust Performance Objectives and the related minimum acceptable level of achievement if, in the sole judgment of the Committee, events or transactions have occurred after the applicable date of grant of a Performance Award that are unrelated to the performance of the Company and/or Participant and result in distortion of the Performance Objectives or the related minimum acceptable level of achievement. Potential transactions or events giving rise to adjustment include but are not limited to (i) restructurings, discontinued operations, extraordinary items or events, and other unusual or non-recurring charges; (ii) an event either not directly related to the operations of the Company or not within the reasonable control of the Company’s management; or (iii) a change in tax law or accounting standards required by generally accepted accounting principles.

          8. Other Stock-Based Awards.

          The Committee is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Stock, as deemed by the Committee to be consistent with the purposes of the Plan, including, without limitation, Restricted Stock Units and Stock Appreciation Rights. The Committee may also grant Stock as a bonus, or may grant other awards in lieu of obligations of the Company or an Affiliate to pay cash or deliver other property under this Plan or under other plans or compensatory arrangements, subject to such terms as shall be determined by the Committee. The terms and conditions applicable to such Awards shall be determined by the Committee and evidenced by Award agreements, which agreements need not be identical.

          9. Adjustment for Recapitalization, Merger, etc.

          (a) Capitalization Adjustments. The aggregate number of shares of Stock which may be granted or purchased pursuant to Awards (as set forth in Section 4 hereof), the number of shares of Stock covered by each outstanding Award, and the price per share thereof in each such Award shall be equitably and proportionally adjusted or substituted, as determined by the Committee, as to the number, price or kind of a share of Stock or other consideration subject to such Awards (i) in the event of changes in the outstanding Stock or in the capital structure of the Company by reason of stock dividends, stock splits, reverse stock splits, recapitalizations, reorganizations, mergers, consolidations, combinations, exchanges, or other relevant changes in capitalization occurring after the date of grant of any such Award (including any Corporate Event (as defined below)); (ii) in connection with any extraordinary dividend declared and paid in respect of shares of Stock, whether payable in the form of cash, stock or any other form of consideration; or (iii) in the event of any change in applicable laws or any change in circumstances which results in or would result in any substantial dilution or enlargement of the rights granted to, or available for, Participants in the Plan.

          (b) Corporate Events. Notwithstanding the foregoing, except as may otherwise be provided in an Award agreement, in connection with (i) a merger or consolidation involving the Company in which the Company is not the surviving corporation; (ii) a merger or consolidation involving the Company in which the Company is the surviving corporation but the holders of shares of Stock receive securities of another corporation and/or other property, including cash; (iii) a Change in Control; or (iv) the reorganization or liquidation of the Company (each, a “Corporate Event”), the Committee may, in its discretion, provide for any one or more of the following:

          (1) that such Awards be assumed or substituted in connection with such Corporate Event, in which case, the Awards shall be subject to the adjustment set forth in subsection (a) above, and to the extent such Awards are Performance Awards or other Awards that vest subject to the achievement of performance criteria, such Performance Objectives or similar performance criteria shall be appropriately adjusted to reflect the Corporate Event;

          (2) that the vesting of any Awards shall be accelerated, subject to the consummation of such Corporate Event;

          (3) that any or all vested and/or unvested Awards be cancelled as of the consummation of such Corporate Event, and provide that holders of vested Awards (including any Awards that would vest on the

Corporate Event but for cancellation) so cancelled will receive a payment in respect of cancellation of their Awards based on the amount of the per-share consideration being paid for the Stock in connection with such Corporate Event, less, in the case of Options and other Awards subject to exercise, the applicable exercise price; provided, however, that holders of Options, Stock Appreciation Rights and other Awards subject to exercise shall only be entitled to consideration in respect of cancellation of such Awards if the per-share consideration less the applicable exercise price is greater than zero (and to the extent the per-share consideration is less than or equal to the applicable exercise price, such Awards shall be cancelled for no consideration); or

          (4) that Awards (other than Awards which are “stock rights” within the meaning of Section 409A of the Code) be replaced with a cash incentive program that preserves the value of the Awards so replaced (determined as of the consummation of the Corporate Event), with subsequent payment of cash incentives subject to the same vesting conditions as applicable to the Awards so replaced, and payment to be made within thirty (30) days of the applicable vesting date.

Payments to holders pursuant to clause (3) above shall be made in cash, or, in the sole discretion of the Committee, in the form of such other consideration necessary for a Participant to receive property, cash or securities (or combination thereof) as such holder would have been entitled to receive upon the occurrence of the transaction if the holder had been, immediately prior to such transaction, the Participant of the number of shares of Stock covered by the Award at such time (less any applicable exercise price). In addition, in connection with any Corporate Event, prior to any payment or adjustment contemplated under this subsection (b), the Committee may require a Participant to (i) represent and warrant as to the unencumbered title to his or her Awards, (ii) bear such Participant’s pro rata share of any post-closing indemnity obligations, and be subject to the same post-closing purchase price adjustments, escrow terms, offset rights, holdback terms, and similar conditions as the other holders of Stock; and (iv) deliver customary transfer documentation as reasonably determined by the Committee.

          (c) Fractional Shares. Any adjustment provided under this Section 9 may provide for the elimination of any fractional share which might otherwise become subject to an Award.

          10. Use of Proceeds.

          The proceeds received from the sale of Stock pursuant to the Plan shall be used for general corporate purposes.

          11. Rights and Privileges as a Stockholder.

          Except as otherwise specifically provided in the Plan, no person shall be entitled to the rights and privileges of stock ownership in respect of shares of Stock which are subject to Awards hereunder until such shares have been issued to that person.

          12. Employment or Service Rights.

          No individual shall have any claim or right to be granted an Award under the Plan or, having been selected for the grant of an Award, to be selected for a grant of any other Award. Neither the Plan nor any action taken hereunder shall be construed as giving any individual any right to be retained in the employ or service of the Company or an Affiliate of the Company.

          13. Compliance With Laws.

          The obligation of the Company to deliver Stock upon vesting and/or exercise of any Award shall be subject to all applicable laws, rules, and regulations, and to such approvals by governmental agencies as may be required. Notwithstanding any terms or conditions of any Award to the contrary, the Company shall be under no obligation to offer to sell or to sell and shall be prohibited from offering to sell or selling any shares of Stock pursuant to an Award unless such shares have been properly registered for sale with the Securities and Exchange Commission pursuant to the Securities Act or unless the Company has received an opinion of counsel, satisfactory to the Company, that such shares may be offered or sold without such registration pursuant to an available exemption therefrom and the terms and conditions of such exemption have been fully complied with. The Company shall be under no obligation to register for sale or resale under the Securities Act any of the shares of Stock to be offered or sold under the Plan or any shares of Stock issued upon exercise or settlement of Awards. If the shares of Stock offered for sale or sold under the Plan are offered or sold pursuant to an exemption from registration under the Securities Act, the Company may restrict the transfer of such shares and may legend the Stock certificates representing such shares in such manner as it deems advisable to ensure the availability of any such exemption.

          14. Withholding Obligations.

          As a condition to the vesting and/or exercise of any Award, the Committee may require that a Participant satisfy, through deduction or withholding from any payment of any kind otherwise due to the Participant, or through such other arrangements as are satisfactory to the Committee, the minimum amount of all federal, state and local income and other taxes of any kind required or permitted to be withheld in connection with such vesting and/or exercise. The Committee, in its discretion, may permit shares of Stock to be used to satisfy tax withholding requirements and such shares shall be valued at their Fair Market Value as of the settlement date of the Award; provided, however, that the aggregate Fair Market Value of the number of shares of Stock that may be used to satisfy tax withholding requirements may not exceed the minimum statutorily required withholding amount with respect to such Award.

          15. Amendment of the Plan or Awards.

          (a) Amendment of Plan. The Board at any time, and from time to time, may amend the Plan; provided, however, that the Board shall not, without stockholder approval, make any amendment to the Plan that requires stockholder approval pursuant to applicable law or the applicable rules of the national securities exchange on which the Stock is principally listed.

          (b) Amendment of Awards. The Board or the Committee, at any time, and from time to time, may amend the terms of any one or more Awards; provided, however, that the rights under any Award shall not be impaired by any such amendment unless the Participant consents in writing (it being understood that no action taken by the Board or the Committee that is expressly permitted under the Plan, including, without limitation, any actions described in Section 9 hereof, shall constitute an amendment of an Award for such purpose). Notwithstanding the foregoing, subject to the limitations of applicable law, if any, and without an affected Participant’s consent, the Board or the Committee may amend the terms of any one or more Awards if necessary to bring the Award into compliance with Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued or amended after the Effective Date.

          (c) No Repricing of Awards without Stockholder Approval. Notwithstanding subsection (a) or (b) above, or any other provision of the Plan, repricing of Awards shall not be permitted without stockholder approval. For this purpose, a “repricing” means any of the following (or any other action that has the same effect as any of the following): (i) changing the terms of an Award to lower its exercise price (other than on account of capital adjustments resulting from share splits, etc., as described in Section 9(a)); (ii) any other action that is treated as “repricing” under generally accepted accounting principals; and (iii) repurchasing for cash or canceling an Award in exchange for another Award at a time when its exercise price is greater than the Fair Market Value of the underlying Stock, unless the cancellation and exchange occurs in connection with an event set forth in Section 9(b).

          16. Termination or Suspension of the Plan.

          The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on the day before the tenth (10th) anniversary of the date the Plan is adopted by the Board. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

          17. Effective Date of the Plan.

          The Plan is effective as of the Effective Date.

          18. Miscellaneous.

          (a) Clawback/Recoupment Policy. Notwithstanding anything contained herein to the contrary, all Awards granted under the Plan shall be and remain subject to any incentive compensation clawback or recoupment policy currently in effect or as may be adopted by the Board, and in each case, as may be amended from time to time. Any such policy adoption or amendment shall in no event require the prior consent of any Participant.

          (b) Participants Outside of the United States. The Committee may modify the terms of any Award under the Plan made to or held by a Participant who is then a resident or primarily employed outside of the United States in any manner deemed by the Committee to be necessary or appropriate in order that such Award shall conform to laws, regulations and customs of the country in which the Participant is then a resident or primarily employed, or so that the value and other benefits of the Award to the Participant, as affected by foreign tax laws and other restrictions applicable as a result of the Participant’s residence or employment abroad, shall be comparable to the value of such Award to a Participant who is a resident or primarily employed in the United States. An Award may be modified under this Section 18(a) in a manner that is inconsistent with the express terms of the Plan, so long as such modifications will not contravene any applicable law or regulation or result in actual liability under Section 16(b) of the Exchange Act for the Participant whose Award is modified.

          (c) No Liability of Committee Members. No member of the Committee shall be personally liable by reason of any contract or other instrument executed by such member or on his or her behalf in his or her capacity as a member of the Committee or for any mistake of judgment made in good faith, and the Company shall indemnify and hold harmless each member of the Committee and each other employee, officer or director of the Company to whom any duty or power relating to the administration or interpretation of the Plan may be allocated or delegated, against all costs and expenses (including counsel fees) and liabilities (including all sums paid in settlement of a claim) arising out of any act or omission to act in connection with the Plan unless arising out of such person’s own fraud or willful bad faith; provided, however, that approval of the Board shall be required for the payment of any amount in settlement of a claim against any such person. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s certificate or articles of incorporation or by-laws, each as may be amended from time to time, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

          (d) Payments Following Accidents or Illness. If the Committee shall find that any person to whom any amount is payable under the Plan is unable to care for his or her affairs because of illness or accident, or is a minor, or has died, then any payment due to such person or his or her estate (unless a prior claim therefor has been made by a duly appointed legal representative) may, if the Committee so directs the Company, be paid to his or her spouse, child, relative, an institution maintaining or having custody of such person, or any other person deemed by the Committee to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Committee and the Company therefor.

          (e) Governing Law. The Plan shall be governed by and construed in accordance with the internal laws of the State of Delaware without reference to the principles of conflicts of laws thereof.

          (f) Funding. No provision of the Plan shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Company maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes. Participants shall have no rights under the Plan other than as unsecured general creditors of the Company, except that insofar as they may have become entitled to payment of additional compensation by performance of services, they shall have the same rights as other employees under general law.

          (g) Reliance on Reports. Each member of the Committee and each member of the Board shall be fully justified in relying, acting or failing to act, and shall not be liable for having so relied, acted or failed to act in good faith, upon any report made by the independent public accountant of the Company and its Affiliates and upon any other information furnished in connection with the Plan by any person or persons other than such member.

          (h) Titles and Headings. The titles and headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

*     *     *

AMERICAN STOCK TRANSFER & TRUST COMPANY 6201 15TH STREET BROOKLYN, NY 11219
VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS
If you would like to reduce the costs incurred by Mueller Industries, Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Mueller Industries, Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	MUIND1	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
MUELLER INDUSTRIES, INC.

The Board of Directors recommends a vote FOR all the nominees listed, FOR Proposal 2, FOR Proposal 3, and AGAINST Proposal 4.

1.	Election of Directors
	Nominees:
	01)	Alexander P. Federbush	05)	Scott J. Goldman
	02)	Paul J. Flaherty	06)	Terry Hermanson
	03)	Gennaro J. Fulvio	07)	Harvey L. Karp
	04)	Gary S. Gladstein
For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

☐	☐	☐

		For	Against	Abstain

2.	Approve the appointment of Ernst & Young LLP as independent auditors of the Company.	☐	☐	☐

3.	Approve the Mueller Industries, Inc. 2009 Stock Incentive Plan.	☐	☐	☐

The Board of Directors recommends a vote AGAINST Proposal 4.

4.	Stockholder proposal regarding Board membership.	☐	☐	☐

*Note* Such other business as may properly come before the meeting or any adjournment thereof

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" ALL NOMINEES LISTED, "FOR" PROPOSAL 2, "FOR" PROPOSAL 3, AND "AGAINST" PROPOSAL 4.

Please sign exactly as your name appears to the right. When shares are held jointly, each stockholder named should sign. When signing as attorney, executor, administrator, trustee or guardian, you should so indicate when signing. If a corporation, please sign in full corporate name by duly authorized officer. If a partnership, please sign in partnership name by duly authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

MUELLER INDUSTRIES, INC.

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS – MAY 7, 2009
This Proxy is Solicited on Behalf of the Board of Directors

       The undersigned hereby appoints Gary C. Wilkerson and Kent A. McKee, and each of them, Proxies, with full power of substitution in each, to represent and to vote, as designated, all shares of Common Stock of Mueller Industries, Inc. that the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on May 7, 2009, and at all adjournments thereof, upon and in respect of the matters set forth on the reverse side hereof, and in their discretion, upon any other matter that may properly come before said meeting.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.